UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21978
Pioneer Series Trust VI
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end: October 31, 2021

Date of reporting period: November 1, 2020 through April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Floating
Rate Fund

Semiannual Report | April 30, 2021
A: FLARX	C: FLRCX	Y: FLYRX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 nearly over, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.
Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

2 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

 At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 3

Portfolio Management Discussion | 4/30/21
In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the six-month period ended April 30, 2021. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the six-month period ended April 30, 2021?
A Pioneer Floating Rate Fund’s Class A shares returned 5.43% at net asset value during the six-month period ended April 30, 2021, while the Fund’s benchmark, the Standard & Poor’s/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 6.30%. During the same period, the average return of the 249 mutual funds in Morningstar’s Bank Loan Funds category was 5.37%.
Q How would you describe the environment for investing in bank loans during the six-month period ended April 30, 2021?
A Entering the period in November 2020, markets had been focused on heightened risks revolving around three key areas: the continuing COVID-19 pandemic, the need for additional fiscal stimulus, and political risks, particularly the US elections. After enacting two stimulus packages earlier in the year, another US government COVID-19 relief bill that had been passed in the House of Representatives became stalled in the US
Senate. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for a “second wave” of cases and a new round of potentially harmful economic lockdowns. Finally, concerns mounted over the potential for a protracted dispute over the presidential election results.
In December, the confirmation of November’s US election results helped reduce uncertainty and boosted market sentiment. That same month, the US economic outlook received two “shots in the arm,” as a pair of COVID-19 vaccines received emergency-use authorization, and Congress finally reached agreement on a $900 billion COVID-19 relief package. Markets viewed the vaccines as the proverbial “light at the end of the tunnel” for the pandemic, betting that widespread vaccinations would help alleviate public-health uncertainty and bring forward the timing of a return to economic normalcy. The additional fiscal stimulus measures were viewed as offering much needed support for many individuals and businesses.

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As 2021 got underway, investors elected to focus their attention on those positive developments and looked beyond regional “surges” in COVID-19 cases, as well as select data that suggested a slowing in the rate of economic recovery. By late January, remaining political uncertainty had been removed as a new administration and Democrat-controlled House and Senate took office and almost immediately began discussions about even more fiscal stimulus, which resulted in passage of another $1.9 trillion COVID-19 relief package soon after. Expectations that the COVID-19 vaccines would soon lead to a full economic reopening also drove positive market momentum. In response, riskier assets rallied and Treasury yields moved higher in the first quarter of 2021.
Bank loans finished the six-month period well into positive territory. Technical conditions in the loan market were supportive, with strong collateralized loan obligation (CLO) activity and notably positive flows into mutual funds that invest primarily in bank loans. While new-issue loan supply became elevated in the last few months of the period, loan paydowns largely offset the effects of increased supply.
Q What factors had the biggest effects on the Fund’s benchmark-relative performance during the six-month period ended April 30, 2021?
A In sector terms, security selection within the business equipment & services, automotive, health care, and oil & gas segments weighed on the Fund’s benchmark-relative performance for the period, as did an underweight to leisure. Positive contributions to relative returns were highlighted by selection results within, and an overweight to the air-transport segment, which has benefited from the gradual economic reopening. The Fund’s modest out-of-benchmark exposure to high-yield corporate bonds also aided relative performance, especially early in the six-month period. We trimmed the portfolio’s position entering 2021, based on our view that the risk/return balance had tilted towards loans, with a tight labor market raising concerns about potentially rising inflation and interest rates.
With regard to individual loan names, an overweight portfolio position in utility Eastern Power detracted from the Fund’s relative performance for the period, as investors grew concerned that electricity demand from New York City would not recover fully from the effects of the pandemic.Another detractor from the Fund’s relative returns was Endo Pharmaceuticals, as market sentiment towards the loans declined on headlines about the potential legal liability surrounding the company’s opioid-sales practices. Exposure to US Renal Care’s loans also was a drag on the Fund’s benchmark-relative performance, as lower patient-visitation rates during the pandemic have dampened the dialysis

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 5

provider’s overall results. The loans of Bank of Industry detracted from the Fund’s benchmark-relative performance, as a surge in COVID-19 cases in India, where the bank is involved in providing small-business financing, had a negative effect on credit usage. Finally, the portfolio’s non-benchmark exposure to a Morgan Stanley commercial mortgage-backed security (CMBS) also detracted from the Fund’s relative returns, as weakness in the retail space had a negative effect on the underlying mall properties in several regions.
Positive contributors to the Fund’s benchmark-relative performance for the six-month period included a loan for American Airlines, which performed well due to optimism regarding a broader economic reopening and the gradual resumption of travel to pre-pandemic levels. A loan for TeamHealth, a physician-staffing company, also aided the Fund’s relative returns, as market sentiment for the loan rebounded when concerns about the company’s legal issues pertaining to its billing practices began to ease. Exposure to Wireco Worldgroup also proved additive for the Fund’s relative performance, as the wire manufacturer received a ratings upgrade driven by operational improvements. Within energy, the loan price for hydraulic-fracturing services company FTS International benefited from the strengthening in oil prices during the period, and the position contributed positively to the Fund’s relative results. Finally, a position in Golar LNG contributed positively to the Fund’s relative performance for the period, as the liquid natural gas (LNG) services firm successfully extended the maturity on its debt as part of a capital restructuring.
Q Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2021? If so, did the derivatives have any material effect on results?
A The Fund had exposure to index-based high-yield bond and investment-grade bond credit-default swaps during the six-month period. The use of the derivatives aided performance by allowing the Fund to gain tactical credit exposure, while maintaining liquidity to meet shareholder redemptions.
Q Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2021?
A The Fund’s monthly distributions increased slightly during the six-month period.

* Distributions are not guaranteed.

6 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Q What is your investment outlook?
A We have a constructive view of the prospects for leveraged loans. The asset class has essentially been trading at a discount, with the bulk of the market priced below par (face) value. Loans also have been providing income at levels comparable to high-yield corporates, and may also provide a degree of protection against rising interest rates should the Federal Reserve (Fed) be insufficiently nimble in managing inflation.
As COVID-19 vaccine distributions have continued and the general population has appeared to become less susceptible to the worst effects of the virus, many states have begun relaxing their social-distancing requirements. In addition, in the past year, a large number of US consumers have saved more than they typically would have under more “normal” conditions, and so we think we could see some aggressive spending due to pent-up demand as the economy continues to reopen. As economic activity accelerates, we believe investors might begin to question the Fed’s commitment to maintaining its policy of near-zero interest rates implemented last year in reaction to the market turmoil caused by the onset of COVID-19, and may in turn shift their preference from fixed-rate bonds to floating-rate loans.
The default rate on loans for the full year ended April 30, 2021, was 2.61% by loan volume, below the historical average of slightly under 3%. The default rate by number of issuers for the same period was 2.67%, also below the long-term average. In addition, recovery rates for loans have exceeded the recovery rate for their high-yield corporate counterparts in recent years. The default rate on loans held in the Fund’s portfolio has remained well below that of the market, given our bias towards owning higher-quality loans.
Giving the improving economic backdrop over the six-month period, we took advantage of attractive new-issue concessions to modestly increase the Fund’s exposure to loans in the “B” rating category, while lowering exposure to higher-rated “BB” and “BBB” loans. At the same time, we trimmed the portfolio’s allocation to loans rated “B-“, ending the six-month period with an overall portfolio quality profile higher than that of the benchmark S&P/LSTA Index.
As always, we will continue to maintain a focus on quality and careful evaluation of individual loans under consideration for inclusion in the portfolio.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 7

Please refer to the Schedule of Investments on pages 16–37 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.
Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Portfolio Summary | 4/30/21
Portfolio Diversification

(As a percentage of total investments)*
† Amount rounds to less than 0.1%.

10 Largest Holdings
(As a percentage of total investments)*

1.	Traverse Midstream Partners LLC, Advance Term Loan, 6.5% (LIBOR +
	550 bps), 9/27/24	1.08%
2.	Rackspace Technology Global, Inc., First Lien 2021 Term B Loan, 3.5%
	(LIBOR + 275 bps), 2/15/28	0.99
3.	Scientific Games International, Inc., Initial Term B-5 Loan, 2.863%
	(LIBOR + 275 bps), 8/14/24	0.89
4.	CoreLogic, Inc. (fka First American Corporation, The), Term Loan, 4/14/28	0.88
5.	Altice France S.A., USD TLB-13 Incremental Term Loan, 4.198%
	(LIBOR + 400 bps), 8/14/26	0.87
6.	Garda World Security Corp., Term B-2 Loan, 4.36% (LIBOR + 425 bps), 10/30/26	0.85
7.	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), First Lien
	Initial Term Loan, 6.0% (LIBOR + 500 bps), 9/29/23	0.82
8.	Parfums Holding Co., Inc., First Lien Initial Term Loan, 4.113% (LIBOR +
	400 bps), 6/30/24	0.81
9.	Option Care Health, Inc., Term B Loan, 3.863% (LIBOR + 375 bps), 8/6/26	0.80
10.	Team Health Holdings, Inc., Initial Term Loan, 3.75% (LIBOR + 275 bps), 2/6/24	0.79

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 9

Prices and Distributions | 4/30/21
Net Asset Value per Share

Class	4/30/21	10/31/20
A	$6.50	$6.28
C	$6.56	$6.34
Y	$6.56	$6.34

Distributions per Share: 11/1/20–4/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1186	$ —	$ —
C	$0.0937	$ —	$ —
Y	$0.1288	$ —	$ —

Index Definitions
The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–13.

10 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of April 30, 2021)
	Net	Public	S&P/LSTA
	Asset	Offering	Leveraged
	Value	Price	Performing
Period	(NAV)	(POP)	Loan Index
10 years	3.30%	2.83%	4.47%
5 years	3.38	2.43	5.18
1 year	13.74	8.62	17.11

Expense Ratio
Per prospectus dated March 1, 2021
Gross	Net
1.18%	1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 11

Performance Update | 4/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of April 30, 2021)
			S&P/LSTA
			Leveraged
	If	If	Performing
Period	Held	Redeemed	Loan Index
10 years	2.61%	2.61%	4.47%
5 years	2.76	2.76	5.18
1 year	12.96	12.96	17.11

Expense Ratio
Per prospectus dated March 1, 2021
Gross
1.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class Y Shares

Investment Returns
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Average Annual Total Returns
(As of April 30, 2021)
	Net	S&P/LSTA
	Asset	Leveraged
	Value	Performing
Period	(NAV)	Loan Index
10 years	3.71%	4.47%
5 years	3.84	5.18
1 year	14.20	17.11

Expense Ratio
Per prospectus dated March 1, 2021
Gross	Net
0.87%	0.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 13

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service
(12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on actual returns from November 1, 2020 through April 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account	$1,054.30	$1,049.70	$1,055.40
Value (after expenses)
on 4/30/21
Expenses Paid	$5.35	$9.20	$3.82
During Period*
 * Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.81% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

14 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2020 through April 30, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account	$1,019.59	$1,015.82	$1,021.08
Value (after expenses)
on 4/30/21
Expenses Paid	$5.26	$9.05	$3.76
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.81% and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 15

Schedule of Investments | 4/30/21
(unaudited)

Principal
Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 95.1%
	SENIOR SECURED FLOATING RATE LOAN
	INTERESTS — 89.7% of Net Assets*(a)
	Aerospace & Defense — 3.9%
627,667	Air Canada, Replacement Term Loan, 1.865% (LIBOR +
	175 bps), 10/6/23	$ 618,514
845,563	American Airlines, Inc., 2017 Class B Term Loan, 2.115%
	(LIBOR + 200 bps), 12/15/23	817,554
2,822,619	American Airlines, Inc., 2018 Replacement Term Loan,
	1.861% (LIBOR + 175 bps), 6/27/25	2,609,638
975,000	Grupo Aeroméxico, SAB de CV, DIP Tranche 1 Term Loan,
	9.0% (LIBOR + 800 bps), 12/31/21	982,313
971,354	Jazz Acquisition, Inc., First Lien Initial Term Loan, 4.36%
	(LIBOR + 425 bps), 6/19/26	928,351
385,000	JetBlue Airways Corp., Term Loan, 6.25% (LIBOR +
	525 bps), 6/17/24	395,497
1,293,500	MAG DS Corp., Initial Term Loan, 6.5% (LIBOR +
	550 bps), 4/1/27	1,277,331
500,000	Mileage Plus Holdings LLC (Mileage Plus Intellectual
	Property Assets, Ltd.), Initial Term Loan, 6.25%
	(LIBOR + 525 bps), 6/21/27	534,219
1,275,338(b)	Peraton Corp., Additional Term Loan, 2/1/28	1,276,268
724,662	Peraton Corp., First Lien Term B Loan, 4.5% (LIBOR +
	375 bps), 2/1/28	725,190
260,000	SkyMiles IP, Ltd. (Delta Air Lines, Inc.), Initial Term
	Loan, 4.75% (LIBOR + 375 bps), 10/20/27	273,704
598,500	Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems,
	Inc and Onex Wind Finance LP), Initial Term Loan,
	6.0% (LIBOR + 525 bps), 1/15/25	604,111
750,000(b)	United AirLines, Inc., Class B Term Loan, 4/21/28	759,978
2,292,789	WP CPP Holdings LLC, First Lien Initial Term Loan, 4.75%
	(LIBOR + 375 bps), 4/30/25	2,230,932
	Total Aerospace & Defense	$ 14,033,600
	Airlines — 0.2%
775,000	AAdvantage Loyalty IP Ltd. (American Airlines, Inc.),
	Initial Term Loan, 5.5% (LIBOR + 475 bps), 4/20/28	$ 797,523
	Total Airlines	$ 797,523
	Automobile — 3.5%
844,178	American Axle & Manufacturing, Inc., Tranche B Term Loan,
	3.0% (LIBOR + 225 bps), 4/6/24	$ 841,540
562,754	Dana, Inc., 2018 New Term Loan B Advance, 2.363% (LIBOR +
	225 bps), 2/27/26	562,683
188,176	Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.12%
	(LIBOR + 200 bps), 3/3/25	184,530
916,667	Highline Aftermarket Acquisition LLC, First Lien Term Loan,
	5.25% (LIBOR + 450 bps), 11/9/27	920,104
1,585,514	IXS Holdings, Inc., Initial Term Loan, 5.0% (LIBOR +
	425 bps), 3/5/27	1,589,478

The accompanying notes are an integral part of these financial statements.
16 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
Automobile — (continued)
997,500	Mavis Tire Express Services Corp., First Lien Term B-2 Loan,
	5.0% (LIBOR + 400 bps), 3/20/25	$ 998,373
2,335,493	Navistar, Inc., Tranche B Term Loan, 3.61% (LIBOR +
	350 bps), 11/6/24	2,337,537
1,125,000	RVR Dealership Holdings LLC, Term Loan, 4.75% (LIBOR +
	400 bps), 2/8/28	1,122,188
686,913	Superior Industries International, Inc., Replacement Term
	Loan, 4.113% (LIBOR + 400 bps), 5/22/24	685,195
1,970,640	Thor Industries, Inc., Term B-1 USD Loan, 3.0% (LIBOR +
	300 bps), 2/1/26	1,977,291
1,207,917	Visteon Corp., New Term Loan, 1.874% (LIBOR +
	175 bps), 3/25/24	1,203,387
153,282	Wabash National Corp., Initial Term Loan, 4.0% (LIBOR +
	325 bps), 9/28/27	153,474
	Total Automobile	$ 12,575,780
Automotive — 1.3%
1,250,000	Autokiniton US Holdings, Inc. (aka L&W, Inc.), Closing Date
	Term B Loan, 5.0% (LIBOR + 450 bps), 4/6/28	$ 1,262,500
855,065	TI Group Automotive Systems LLC, Refinancing US Term
	Loan, 3.75% (LIBOR + 325 bps), 12/16/26	856,134
1,500,000(b)	Trinseo Materials Operating SCA (fka Styron S.a.r.l.), Term
	Loan, 3/17/28	1,491,563
1,000,000(b)	Wheel Pros, Inc. (aka Wheel Pros LLC), Cov-Lite Term
	Loan, 4/23/28	1,000,625
	Total Automotive	$ 4,610,822
Banking — 0.8%
985,000	Azalea TopCo, Inc., First Lien Initial Term Loan, 3.69%
	(LIBOR + 350 bps), 7/24/26	$ 978,405
500,000(b)	Azalea TopCo, Inc., Term Loan, 7/24/26	500,730
1,283,198	Nouryon Finance BV (aka AkzoNobel), Initial Dollar Term
	Loan, 2.865% (LIBOR + 275 bps), 10/1/25	1,268,441
	Total Banking	$ 2,747,576
Beverage, Food & Tobacco — 0.4%
498,750	Arterra Wines Canada, Inc. (fka 9941762 Canada, Inc.),
Initial Tranche B-1 Term Loan, 4.25% (LIBOR +
	350 bps), 11/24/27	$ 499,529
1,028,733	JBS USA Lux SA (fka JBS USA LLC), New Term Loan,
	2.113% (LIBOR + 200 bps), 5/1/26	1,027,018
	Total Beverage, Food & Tobacco	$ 1,526,547
Broadcasting & Entertainment — 1.6%
1,333,963	Charter Communications Operating LLC (aka CCO Safari LLC),
	Term B-2 Loan, 1.87% (LIBOR + 175 bps), 2/1/27	$ 1,329,238
486,288	Creative Artists Agency LLC, Closing Date Term Loan, 3.863%
	(LIBOR + 375 bps), 11/27/26	483,173

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 17

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
	Broadcasting & Entertainment — (continued)
1,581,456	Gray Television, Inc., Term B-2 Loan, 2.365% (LIBOR +
	225 bps), 2/7/24	$ 1,575,306
528,021	Gray Television, Inc., Term C Loan, 2.615% (LIBOR +
	250 bps), 1/2/26	525,637
1,147,309	Sinclair Television Group, Inc., Term B-3 Loan, 3.12%
	(LIBOR + 300 bps), 4/1/28	1,140,138
812,625	Sinclair Television Group, Inc., Tranche B-2b Term Loan,
	2.62% (LIBOR + 250 bps), 9/30/26	803,483
	Total Broadcasting & Entertainment	$ 5,856,975
	Building Materials — 0.8%
1,616,578	Circor International, Inc., New Term Loan, 4.25% (LIBOR +
	325 bps), 12/11/24	$ 1,610,718
580,699	CPG International LLC (fka CPG International, Inc.), New
	Term Loan, 3.25% (LIBOR + 250 bps), 5/5/24	580,276
600,000	Foundation Building Materials, Inc., First Lien Initial Term
	Loan, 3.75% (LIBOR + 325 bps), 1/31/28	595,821
	Total Building Materials	$ 2,786,815
	Buildings & Real Estate — 2.1%
989,805	C.H.I. Overhead Doors, Inc., First Lien Third Amendment
	Initial Term Loan, 4.5% (LIBOR +
	350 bps), 7/31/25	$ 992,074
1,489,822	Cornerstone Building Brands, Inc., Term Loan B, 3.365%
	(LIBOR + 325 bps), 4/12/28	1,478,648
897,750	PAE, Inc., First Lien Initial Term Loan, 5.25% (LIBOR +
	450 bps), 10/19/27	900,742
1,331,818	VICI Properties 1 LLC, Term B Loan, 1.858% (LIBOR +
	175 bps), 12/20/24	1,320,331
2,843,465	WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP),
	First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	2,798,146
	Total Buildings & Real Estate	$ 7,489,941
	Chemicals — 2.3%
1,900,000	CPC Acquisition Corp., First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 12/29/27	$ 1,882,187
1,727,202	Gemini HDPE LLC, 2027 Advance, 3.5% (LIBOR +
	300 bps), 12/31/27	1,726,482
602,492	Graham Packaging Company Inc., 2021 Initial Term Loan,
	3.75% (LIBOR + 300 bps), 8/4/27	601,807
600,000	Ineos US Petrochem LLC, Term Loan B, 3.25% (LIBOR +
	275 bps), 1/29/26	598,500
1,250,000(b)	Lonza Group AG, Term Loan B, 4/28/28	1,247,656
1,125,000(b)	LSF11 Skyscraper Holdco S.a.r.l., Facility B3
	(USD), 9/29/27	1,125,000
498,750	Tank Holding Corp., First Lien 2020 Incremental Term Loan,
	5.75% (LIBOR + 500 bps), 3/26/26	500,205

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
	Chemicals — (continued)
625,481	Tronox Finance LLC, First Lien Refinancing Term Loan,
	2.657% (LIBOR + 250 bps), 3/10/28	$ 621,238
	Total Chemicals	$ 8,303,075
	Chemicals, Plastics & Rubber — 1.4%
553,062	Axalta Coating Systems Dutch Holding B BV (Axalta Coating
	Systems US Holdings, Inc.), Term B-3 Dollar Loan,
	1.953% (LIBOR + 175 bps), 6/1/24	$ 550,396
1,391,820	Core & Main LP, Initial Term Loan, 3.75% (LIBOR +
	275 bps), 8/1/24	1,388,340
218,900	Emerald Performance Materials LLC, Initial Term Loan, 5.0%
	(LIBOR + 400 bps), 8/12/25	219,502
992,424	Hexion, Inc., USD Term Loan, 3.71% (LIBOR +
	350 bps), 7/1/26	993,251
356,400	Innophos Holdings, Inc., Initial Term Loan, 3.613% (LIBOR +
	350 bps), 2/5/27	356,066
405,089	Pactiv Evergreen, Inc., Tranche B-1 US Term Loan, 2.863%
	(LIBOR + 275 bps), 2/5/23	404,835
822,938	Pactiv Evergreen, Inc., Tranche B-2 US Term Loan, 3.363%
	(LIBOR + 325 bps), 2/5/26	816,851
246,250	Tank Holding Corp., First Lien 2020 Refinancing Term Loan,
	3.363% (LIBOR + 325 bps/PRIME + 225 bps +
	225 bps), 3/26/26	243,480
	Total Chemicals, Plastics & Rubber	$ 4,972,721
	Computers & Electronics — 3.1%
900,000	Ahead DB Holdings LLC, First Lien Initial Term Loan B, 4.5%
	(LIBOR + 375 bps), 10/18/27	$ 906,412
990,000	AI Convoy (Luxembourg) S.a.r.l., Facility B, 4.5% (LIBOR +
	350 bps), 1/18/27	990,929
548,597	Applied Systems, Inc., First Lien Closing Date Term Loan,
	3.5% (LIBOR + 300 bps/PRIME + 200 bps +
	200 bps), 9/19/24	547,160
992,424	athenahealth, Inc., First Lien Term B-1 Loan, 4.453% (LIBOR
	+ 425 bps), 2/11/26	997,800
602,431	Cornerstone OnDemand, Inc., 2021 Refinancing Term Loan,
	3.36% (LIBOR + 325 bps), 4/22/27	602,431
274,313	ECi Macola/MAX Holding LLC (ECI Software Solution, Inc.),
	First Lien Initial Term Loan, 4.5% (LIBOR +
	375 bps), 11/9/27	275,084
500,000	Endurance International Group, Inc., Term Loan, 4.25%
	(LIBOR + 350 bps), 2/10/28	497,031
1,127,944	Energy Acquisition LP (aka Electrical Components
	International), First Lien Initial Term Loan,
	4.363% (LIBOR + 425 bps), 6/26/25	1,108,676
900,000	Indy US Bidco LLC (aka NielsenIQ), Tranche B-1 Term Loan,
	4.111% (LIBOR + 400 bps), 3/6/28	899,344
1,496,250	LogMeIn, Inc., First Lien Initial Term Loan, 4.86% (LIBOR +
	475 bps), 8/31/27	1,495,982

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 19

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
Computers & Electronics — (continued)
900,000	Netsmart, Inc., First Lien Initial Term Loan, 4.75% (LIBOR +
	400 bps), 10/1/27	$ 902,812
700,000	Pitney Bowes Inc., Refinancing Tranche B Term Loan, 4.12%
	(LIBOR + 400 bps), 3/17/28	698,833
1,000,000	RealPage, Inc., First Lien Initial Term Loan, 3.75% (LIBOR +
	325 bps), 4/24/28	996,806
	Total Computers & Electronics	$ 10,919,300
Construction & Building — 1.2%
1,500,000(b)	Aegion Corp., Term Loan, 3/31/28	$ 1,505,625
1,000,000	CP Atlas Buyer, Inc. (aka American Bath), Term B Loan,
	4.25% (LIBOR + 375 bps), 11/23/27	998,438
100,000(b)	LBM Acquisition LLC, First Lien Initial Delayed Draw Term
	Loan, 12/17/27	100,031
450,000	LBM Acquisition LLC, First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 12/17/27	450,141
1,250,000	Potters Industries LLC, Initial Term Loan, 4.75% (LIBOR +
	400 bps), 12/14/27	1,253,125
	Total Construction & Building	$ 4,307,360
Consumer goods: Durable — 0.4%
1,450,000	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	$ 1,445,476
	Total Consumer goods: Durable	$ 1,445,476
Consumer Nondurables — 1.0%
2,000,000(b)	Birkenstock GMBH&Co., 4/27/28,	$ 1,990,000
1,485,000	Sunshine Luxembourg VII S.a.r.l. (aka Galderma), Facility
	B3, 3.75% (LIBOR + 300 bps), 10/1/26	1,487,317
	Total Consumer Nondurables	$ 3,477,317
Containers, Packaging & Glass — 0.8%
939,010	Plastipak Holdings, Inc., Tranche B Term Loan, 2.62%
	(LIBOR + 250 bps), 10/14/24	$ 938,339
1,000,000	Pregis TopCo LLC, First Lien Incremental Amendment
	No. 2 Term Loan, 5.0% (LIBOR + 425 bps), 7/31/26	1,003,750
992,462	Pregis TopCo LLC, First Lien Initial Term Loan, 3.863%
	(LIBOR + 375 bps), 7/31/26	990,136
	Total Containers, Packaging & Glass	$ 2,932,225
Diversified & Conglomerate Manufacturing — 1.3%
2,895,713	Garda World Security Corp., Term B-2 Loan, 4.36%
	(LIBOR + 425 bps), 10/30/26	$ 2,903,555
1,863,630	Pelican Products, Inc., First Lien Term Loan, 4.5%
	(LIBOR + 350 bps), 5/1/25	1,846,158
	Total Diversified & Conglomerate Manufacturing	$ 4,749,713
Diversified & Conglomerate Service — 6.4%
1,931,327	Albany Molecular Research, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 325 bps), 8/30/24	$ 1,936,155

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
	Diversified & Conglomerate Service — (continued)
541,993	Alion Science and Technology Corp., First Lien 2021
	Replacement Term Loan, 3.5% (LIBOR +
	275 bps), 7/23/24	$ 541,824
1,488,693	Allied Universal Holdco LLC (fka USAGM Holdco LLC), Initial
	Term Loan, 4.363% (LIBOR + 425 bps), 7/10/26	1,488,043
2,127,020	CB Poly Investments LLC, First Lien Closing Date Term Loan,
	5.5% (LIBOR + 450 bps), 8/16/23	2,066,315
454,388	Change Healthcare Holdings LLC, Closing Date Term Loan,
	3.5% (LIBOR + 250 bps), 3/1/24	454,435
78,961	Convergint Technologies LLC, Delayed Draw Term Loan,
	4.0% (LIBOR + 375 bps), 3/31/28	78,843
496,104	Convergint Technologies LLC, Term Loan, 4.5% (LIBOR +
	375 bps), 3/31/28	495,071
2,260,239	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	2,175,950
2,377,495	First Brands Group LLC 2021, First Lien Term Loan, 6.0%
	(LIBOR + 500 bps), 3/30/27	2,413,158
1,000,000(b)	FleetCor Technologies Operating Company LLC, Term
	Loan B, 4/22/28	998,750
954,710	GHX Ultimate Parent Corp., First Lien Initial Term Loan,
	4.25% (LIBOR + 325 bps), 6/28/24	951,129
409,561	Intrado Corp., Incremental Term B-1 Loan, 4.5% (LIBOR +
	350 bps), 10/10/24	397,581
1,276,618	Intrado Corp., Initial Term B Loan, 5.0% (LIBOR +
	400 bps), 10/10/24	1,248,514
974,874	Mitchell International, Inc., First Lien Initial Term Loan,
	3.363% (LIBOR + 325 bps), 11/29/24	962,486
975,000	Ozark Holdings LLC (aka Royal Oak), 2020 Refinancing Term
	Loan, 4.75% (LIBOR + 400 bps), 12/16/27	978,656
1,500,000(b)	Russell Investments US Institutional Holdco, Inc., Term
	Loan, 5/30/25	1,486,875
994,885	Sound Inpatient Physicians, Inc., First Lien Initial Term
	Loan, 2.863% (LIBOR + 275 bps), 6/27/25	991,030
500,000	Sound Inpatient Physicians, Inc., Second Lien Initial Term
	Loan, 6.863% (LIBOR + 675 bps), 6/26/26	501,666
2,880,000	Team Health Holdings, Inc., Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 2/6/24	2,696,400
	Total Diversified & Conglomerate Service	$ 22,862,881
	Diversified Natural Resources, Precious Metals — 0.3%
997,500	84 Lumber Co., Term B-1 Loan, 3.75% (LIBOR +
	300 bps), 11/13/26	$ 999,620
	Total Diversified Natural Resources, Precious Metals	$ 999,620
	Electric & Electrical — 0.9%
3,400,000	Rackspace Technology Global, Inc., First Lien 2021 Term B
	Loan, 3.5% (LIBOR + 275 bps), 2/15/28	$ 3,379,175
	Total Electric & Electrical	$ 3,379,175

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 21

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
	Electronics — 2.6%
3,000,000(b)	CoreLogic, Inc. (fka First American Corporation, The), Term
	Loan, 4/14/28	$ 2,988,750
2,558	Flexera Software LLC (fka Flexera Software, Inc.), First
	Lien Term B-1 Loan, 4.5% (LIBOR +
	375 bps), 3/3/28	2,566
1,495,927	Natel Engineering Company, Inc., Initial Term Loan, 6.0%
	(LIBOR + 500 bps), 4/30/26	1,428,610
3,059,661	Scientific Games International, Inc., Initial Term B-5 Loan,
	2.863% (LIBOR + 275 bps), 8/14/24	3,019,155
1,987,818	Ultra Clean Holdings, Inc., Term Loan, 3.863% (LIBOR +
	375 bps), 8/27/25	1,992,168
	Total Electronics	$ 9,431,249
	Entertainment & Leisure — 1.7%
1,300,000	AIT Worldwide Logistics Holdings, Inc., Initial Term Loan,
	5.5% (LIBOR + 475 bps), 4/6/28	$ 1,300,013
744,375	Carnival Corp., Initial Advance, 8.5% (LIBOR +
	750 bps), 6/30/25	768,102
1,995,000	Enterprise Development Authority, Term Loan B, 5.0%
	(LIBOR + 425 bps), 2/28/28	2,002,481
2,000,000(b)	Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions
	Co., Inc.), Term B-5 Loan, 4/1/24	1,982,292
	Total Entertainment & Leisure	$ 6,052,888
	Environmental Services — 0.9%
1,170,600	GFL Environmental, Inc., 2020 Refinancing Term Loan, 3.5%
	(LIBOR + 300 bps), 5/30/25	$ 1,172,337
1,200,000(b)	Liberty Tire Recycling Group, Cov-Lite Term Loan, 4/23/28	1,195,500
750,000	WIN Waste Innovations Holdings, Inc., Initial Term Loan,
	3.25% (LIBOR + 275 bps), 3/24/28	748,673
	Total Environmental Services	$ 3,116,510
	Finance — 1.0%
223,944(b)	Atlas CC Acquisition Corp., 4/28/28	$ 221,704
1,101,056(b)	Atlas CC Acquisition Corp., 4/28/28	1,090,046
1,835,000	Bank of Industry, Ltd., 6.184% (LIBOR +
	600 bps), 12/11/23	1,821,604
500,000	Citadel Securities LP, Term Loan B, 2.613% (LIBOR +
	250 bps), 2/2/28	496,095
	Total Finance	$ 3,629,449
	Financial Services — 2.1%
1,847,750	Blackhawk Network Holdings, Inc., First Lien Term Loan,
	3.113% (LIBOR + 300 bps), 6/15/25	$ 1,828,696
794,000	Cardtronics USA, Inc., Initial Term Loan, 5.0% (LIBOR +
	400 bps), 6/29/27	796,233
585,021	EFS Cogen Holdings I LLC, Term Loan B Advance, 4.5%
	(LIBOR + 350 bps), 10/1/27	584,707
1,830,441	Everi Payments, Inc., Term B Loan, 3.5% (LIBOR +
	275 bps), 5/9/24	1,820,144

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
Financial Services — (continued)
2,469,446	Vistra Group Holdings (BVI) II, Ltd., First Lien 2020 Dollar
	Term Loan, 4.75% (LIBOR + 375 bps), 10/27/25	$ 2,447,068
	Total Financial Services	$ 7,476,848
Food & Beverage — 0.4%
1,500,000	City Brewing Company LLC, First Lien Closing Date
	Term Loan, 4.25% (LIBOR + 350 bps), 4/5/28	$ 1,505,625
	Total Food & Beverage	$ 1,505,625
Forest Products — 1.3%
1,044,750	Chobani LLC, 2020 New Term Loan, 4.5% (LIBOR +
	350 bps), 10/25/27	$ 1,046,578
1,697,365	ProAmpac PG Borrower LLC, First Lien 2020-1 Term Loan,
	5.0% (LIBOR + 400 bps), 11/3/25	1,703,201
2,000,000	Schweitzer-Mauduit International, Inc., Term Loan B, 4.5%
	(LIBOR + 375 bps), 2/9/28	1,987,500
	Total Forest Products	$ 4,737,279
Healthcare — 1.7%
1,000,000	ADMI Corp. (aka Aspen Dental), Amendment No. 4
	Refinancing Term Loan, 3.25% (LIBOR + 275 bps), 12/23/27	$ 995,069
1,080,536	Alkermes, Inc., 2026 Term Loan, 3.0% (LIBOR +
	250 bps), 3/12/26	1,077,835
500,000	Horizon Therapeutics USA, Inc., Incremental Term B-2 Loan,
	2.5% (LIBOR + 200 bps), 3/15/28	498,854
1,248,125	Phoenix Guarantor, Inc. (aka Brightspring), Term Loan, 3.61%
	(LIBOR + 350 bps), 3/5/26	1,242,144
1,200,000	Sotera Health Holdings LLC, First Lien Refinancing Term
	Loan, 3.25% (LIBOR + 275 bps), 12/11/26	1,194,000
997,500	US Radiology Specialists, Inc. (US Outpatient Imaging
Services, Inc.), Initial Term Loan, 6.25% (LIBOR
	+ 550 bps), 12/15/27	1,003,423
	Total Healthcare	$ 6,011,325
Healthcare & Pharmaceuticals — 3.5%
2,436,625	Alphabet Holding Co., Inc. (aka Nature’s Bounty), First Lien
Initial Term Loan, 3.613% (LIBOR +
	350 bps), 9/26/24	$ 2,437,843
985,000	Curium BidCo S.a.r.l., Facility B, 3.953% (LIBOR +
	375 bps), 7/9/26	981,306
1,059,230	Endo Luxembourg Finance Company I S.a.r.l., 2021 Term
	Loan, 5.75% (LIBOR + 500 bps), 3/27/28	1,035,133
1,738,144	FC Compassus LLC, Term B-1 Loan, 5.0% (LIBOR +
	425 bps), 12/31/26	1,751,180
2,336,533	Kindred Healthcare LLC, Closing Date Term Loan, 4.625%
	(LIBOR + 450 bps), 7/2/25	2,339,454
660,850	Loire UK Midco 3, Ltd., Facility B, 3.113% (LIBOR +
	300 bps), 4/21/27	652,589

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 23

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
	Healthcare & Pharmaceuticals — (continued)
1,413,971	NMN Holdings III Corp., First Lien Closing Date Term Loan,
	3.613% (LIBOR + 350 bps), 11/13/25	$ 1,401,599
303,057	NMN Holdings III Corp., First Lien Delayed Draw Term Loan,
	3.613% (LIBOR + 350 bps), 11/13/25	300,405
1,485,000	Upstream Newco, Inc., First Lien Initial Term Loan, 4.613%
	(LIBOR + 450 bps), 11/20/26	1,447,875
	Total Healthcare & Pharmaceuticals	$ 12,347,384
	Healthcare, Education & Childcare — 5.0%
626,421	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 593,827
752,736	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 4.5% (LIBOR + 900 bps), 5/10/23	753,089
750,000	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), First Incremental Term
	Loan, 2.863% (LIBOR + 275 bps), 11/27/25	748,892
1,187,049	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), Initial Term Loan, 3.113%
	(LIBOR + 300 bps), 6/2/25	1,186,719
450,000	CNT Holdings I Corp., First Lien Initial Term Loan, 4.5%
	(LIBOR + 375 bps), 11/8/27	449,719
1,584,543	Gentiva Health Services, Inc., First LienTerm B Loan, 2.875%
	(LIBOR + 275 bps), 7/2/25	1,582,892
1,000,000(b)	Insulet Corp., Term Loan, 4/28/28	1,003,750
1,250,000(b)	Jazz Pharmaceuticals, Inc., Term Loan, 4/21/28	1,254,375
1,482,449	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	1,466,080
613,384	LifePoint Health, Inc. (fka Regionalcare Hospital Partners
	Holdings, Inc.), First Lien Term B Loan, 3.863%
	(LIBOR + 375 bps), 11/16/25	611,971
1,497,500	Milano Acquisition Corp., First Lien Term B Loan, 4.75%
	(LIBOR + 400 bps), 10/1/27	1,500,074
1,500,000	One Call Corp., First Lien Initial Term Loan B, 6.25% (LIBOR
	+ 550 bps), 4/22/27	1,513,125
2,000,000(b)	Organon & Co., Term Loan (USD), 4/8/28	1,996,964
907,392	Quorum Health Corp., Term Loan, 9.25% (LIBOR +
	825 bps), 4/29/25	928,715
1,477,500	U.S. Renal Care, Inc., Initial Term Loan, 5.125% (LIBOR +
	500 bps), 6/26/26	1,450,951
1,000,000(b)	U.S. Renal Care, Inc., Term Loan, 6/26/26	981,875
	Total Healthcare, Education & Childcare	$ 18,023,018
	Home Furnishings — 0.8%
2,200,000	Instant Brands Holdings Inc., Term Loan, 5.75% (LIBOR +
	500 bps), 4/7/28	$ 2,194,500
498,750	Weber-Stephen Products LLC, Initial Term B Loan, 4.0%
	(LIBOR + 325 bps), 10/30/27	499,270
	Total Home Furnishings	$ 2,693,770

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
	Hotel, Gaming & Leisure — 3.5%
821,020	1011778 B.C. Unlimited Liability Co. (New Red Finance,
	Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan,
	1.863% (LIBOR + 175 bps), 11/19/26	$ 810,187
682,078	Boyd Gaming Corp., Refinancing Term B Loan, 2.337%
	(LIBOR + 225 bps), 9/15/23	682,164
1,484,655	Caesars Resort Collection LLC, Term B Loan, 2.863%
	(LIBOR + 275 bps), 12/23/24	1,470,271
995,000	Caesars Resort Collection LLC, Term B-1 Loan, 4.613%
	(LIBOR + 450 bps), 7/21/25	998,980
565,412	Flutter Entertainment Plc, USD Term Loan, 3.703% (LIBOR +
	350 bps), 7/10/25	567,744
1,977,619	Golden Nugget, Inc. (aka Landry’s, Inc.), Initial B Term
	Loan, 3.25% (LIBOR + 250 bps), 10/4/23	1,957,226
1,500,000	J & J Ventures Gaming LLC, Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 4/26/28	1,500,000
1,045,757	Marriott Ownership Resorts, Inc., 2019 Refinancing Term
	Loan, 1.863% (LIBOR + 175 bps), 8/29/25	1,030,233
1,304,581	Penn National Gaming, Inc., Term B-1 Facility Loan, 3.0%
	(LIBOR + 225 bps), 10/15/25	1,300,134
500,000	Playtika Holding Corp., Term B-1 Loan, 2.863% (LIBOR +
	275 bps), 3/13/28	498,154
1,398,649	Spectacle Gary Holdings LLC, Closing Date Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	1,526,859
101,351	Spectacle Gary Holdings LLC, Delayed Draw Term Loan,
	11.0% (LIBOR + 900 bps), 12/23/25	110,641
	Total Hotel, Gaming & Leisure	$ 12,452,593
	Insurance — 1.8%
446,625	AqGen Ascensus, Inc., First Lien Seventh Amendment
	Replacement Term Loan, 5.0% (LIBOR +
	400 bps), 12/3/26	$ 447,861
1,821,998	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	3.113% (LIBOR + 300 bps), 11/3/24	1,813,885
1,540,265	Confie Seguros Holding II Co., Term B Loan, 5.75% (LIBOR +
	475 bps), 4/19/22	1,535,692
727,019	MPH Acquisition Holdings LLC, Initial Term Loan, 3.75%
	(LIBOR + 275 bps), 6/7/23	724,251
982,500	Sedgwick Claims Management Services, Inc. (Lightning
	Cayman Merger Sub, Ltd.), 2019 Term Loan, 3.863%
	(LIBOR + 375 bps), 9/3/26	979,090
846,288	USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
	Loan, 3.203% (LIBOR + 300 bps), 5/16/24	838,354
	Total Insurance	$ 6,339,133
	Leasing — 1.1%
1,251,440	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan, 2.25%
	(LIBOR + 150 bps), 2/12/27	$ 1,233,785
800,146	Fly Funding II S.a.r.l., Replacement Term Loan, 1.95%
	(LIBOR + 175 bps), 8/11/25	789,269

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 25

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
Leasing — (continued)
585,000	Fly Funding II S.a.r.l., Term Loan B, 7.0% (LIBOR +
	600 bps), 10/8/25	$ 589,388
1,508,350	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien Tranche
B-1 Term Loan, 3.94% (LIBOR +
	375 bps), 9/11/23	1,495,529
	Total Leasing	$ 4,107,971
Leisure & Entertainment — 0.8%
997,455(b)	AMC Entertainment Holdings, Inc. (fka AMC Entertainment,
	Inc.), Term B-1 Loan, 4/22/26	$ 879,943
1,487,659	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	1,420,847
498,750	Sabre GLBL, Inc., 2020 Other Term B Loan, 4.75% (LIBOR +
	400 bps), 12/17/27	504,049
	Total Leisure & Entertainment	$ 2,804,839
Machinery — 1.9%
1,702,857	CTC AcquiCo GmbH, Facility B2, 2.94% (LIBOR +
	275 bps), 3/7/25	$ 1,665,607
2,221,870	MHI Holdings LLC, Initial Term Loan, 5.113% (LIBOR +
	500 bps), 9/21/26	2,231,591
346,932	Terex Corp., Incremental US Term Loan, 2.75% (LIBOR +
	200 bps), 1/31/24	346,716
500,000	Triton Water Holdings, Inc., First Lien Initial Term Loan,
	4.0% (LIBOR + 350 bps), 3/31/28	498,973
1,946,741	Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
	Loan, 2.611% (LIBOR + 250 bps), 10/23/25	1,930,924
	Total Machinery	$ 6,673,811
Media — 2.2%
2,967,037	Altice France SA, USD TLB-13 Incremental Term Loan,
	4.198% (LIBOR + 400 bps), 8/14/26	$ 2,964,488
1,500,000(b)	Cable One, Inc., Term Loan B-4, 4/28/28	1,501,875
2,569,755	CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
October 2018 Incremental Term Loan, 2.365% (LIBOR
	+ 225 bps), 1/15/26	2,548,071
1,015,000	Ziggo Financing Partnership, Term Loan I Facility, 2.615%
	(LIBOR + 250 bps), 4/30/28	1,005,978
	Total Media	$ 8,020,412
Metals & Mining — 1.2%
994,820	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 3.75% (LIBOR + 275 bps), 12/22/23	$ 998,108
500,000	Harsco Corp., Term Loan, 2.75% (LIBOR + 225 bps), 3/10/28	497,031
2,197,948	Phoenix Services International LLC, Term B Loan, 4.75%
	(LIBOR + 375 bps), 3/1/25	2,178,716
741,398	TMS International Corp. (aka Tube City IMS Corp.), Term B-2
	Loan, 3.75% (LIBOR + 275 bps), 8/14/24	743,947
	Total Metals & Mining	$ 4,417,802

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
Oil & Gas — 1.9%
1,955,000	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
Initial Term Loan, 3.363% (LIBOR +
	325 bps), 9/29/25	$ 1,947,262
2,508	Delek US Holdings, Inc., Initial Term Loan, 2.363% (LIBOR +
	225 bps), 3/31/25	2,443
1,340,625	NorthRiver Midstream Finance LP, Initial Term B Loan,
	3.452% (LIBOR + 325 bps), 10/1/25	1,322,191
3,676,774	Traverse Midstream Partners LLC, Advance Term Loan,
	6.5% (LIBOR + 550 bps), 9/27/24	3,683,094
	Total Oil & Gas	$ 6,954,990
Personal and Non Durable Consumer Products
(Mfg. Only) — 0.2%
847,875	Kronos Acquisition Holdings, Inc., Cov-Lite TLB, 4.25%
	(LIBOR + 375 bps), 12/22/26	$ 837,718
Total Personal and Non Durable Consumer Products
	(Mfg. Only)	$ 837,718
Personal, Food & Miscellaneous Services — 1.9%
965,076	IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings), 2020
Replacement Term B Loan, 3.75% (LIBOR +
	275 bps), 2/5/25	$ 959,514
299,250	IRB Holding Corp. (aka Arby’s/Buffalo Wild Wings), Fourth
Amendment Incremental Term Loan, 4.25% (LIBOR +
	325 bps), 12/15/27	298,689
2,715,625	Option Care Health, Inc., Term B Loan, 3.863% (LIBOR +
	375 bps), 8/6/26	2,717,662
2,795,157	Parfums Holding Co., Inc., First Lien Initial Term Loan,
	4.113% (LIBOR + 400 bps), 6/30/24	2,773,027
	Total Personal, Food & Miscellaneous Services	$ 6,748,892
Printing & Publishing — 0.7%
750,000(b)	Cimpress Public Limited Co., Term Loan B, 4/30/28	$ 746,250
978,170	Nielsen Finance LLC, Dollar Term B-5 Loan, 4.75% (LIBOR +
	375 bps), 6/4/25	982,042
753,303	Trader Corp., First Lien 2017 Refinancing Term Loan, 4.0%
	(LIBOR + 300 bps), 9/28/23	756,128
	Total Printing & Publishing	$ 2,484,420
Professional & Business Services — 4.6%
1,400,000	Amentum Government Services Holdings LLC, First Lien
	Tranche 2 Term Loan, 5.5% (LIBOR + 475 bps), 1/29/27	$ 1,410,500
1,950,000	Ankura Consulting Group LLC, First Lien Closing Date Term
	Loan, 5.25% (LIBOR + 450 bps), 3/17/28	1,947,563
987,500	APi Group DE, Inc., Initial Term Loan, 2.613% (LIBOR +
	250 bps), 10/1/26	984,105
997,500	Avantor Funding, Inc., Incremental B-4 Dollar Term Loan,
	3.25% (LIBOR + 225 bps), 11/8/27	999,495
1,974,950	Clear Channel Outdoor Holdings, Inc., Term B Loan, 3.69%
	(LIBOR + 350 bps), 8/21/26	1,916,112

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 27

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
	Professional & Business Services — (continued)
1,350,000	Edelman Financial Center LLC (fka Flight Debt Merger Sub,
	Inc.), First Lien 2021 Initial Term Loan, 4.25%
	(LIBOR + 350 bps), 4/7/28	$ 1,346,126
970,899	Elanco Animal Health, Inc., Term Loan, 1.865% (LIBOR +
	175 bps), 8/1/27	958,937
498,734	Ensemble RCM LLC, Closing Date Term Loan, 3.936%
	(LIBOR + 375 bps), 8/3/26	498,467
704,683	First Advantage Holdings LLC, First Lien Term B-1 Loan,
	3.113% (LIBOR + 300 bps), 1/31/27	699,288
1,150,000	Petco Health and Wellness Company, Inc., First Lien Initial
	Term Loan, 4.0% (LIBOR + 325 bps), 3/3/28	1,144,763
208,333	PPD, Inc., Initial Term Loan, 2.75% (LIBOR +
	225 bps), 1/13/28	208,307
1,259,716	Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
	Initial Term Loan, 3.363% (LIBOR +
	325 bps), 5/1/25	1,250,137
248,750	Pre-Paid Legal Services, Inc. (aka LegalShield), First Lien
	New Term Loan, 4.75% (LIBOR + 400 bps), 5/1/25	249,216
959,261	SIWF Holdings, Inc. (aka Spring Window Fashions), First
	Lien Initial Term Loan, 4.363% (LIBOR + 425 bps), 6/15/25	959,381
1,794,589	Verscend Holding Corp., Term B-1 Loan, 4.113% (LIBOR +
	400 bps), 8/27/25	1,801,132
	Total Professional & Business Services	$ 16,373,529
	Retail — 4.0%
1,000,000	Belron Group SA, Dollar Third Incremental Loan, 3.25%
	(LIBOR + 275 bps), 4/13/28	$ 997,188
500,000	CBI Buyer, Inc., Term Loan, 3.75% (LIBOR +
	325 bps), 1/6/28	499,270
1,851,563	Dealer Tire LLC, Term B-1 Loan, 4.363% (LIBOR +
	425 bps), 12/12/25	1,855,034
1,350,000(b)	Garrett LX I S.a.r.l., Term Loan B, 3/5/28	1,346,625
2,563,575	Great Outdoors Group LLC, Term B-1 Loan, 5.0% (LIBOR +
	425 bps), 3/6/28	2,578,636
796,000	Harbor Freight Tools USA, Inc., Initial Term Loan, 3.75%
	(LIBOR + 300 bps), 10/19/27	796,633
487,500	Mattress Firm, Inc., Term Loan, 6.25% (LIBOR +
	525 bps), 11/26/27	496,031
1,500,000	Michaels Companies, Inc., Term B Loan, 5.0% (LIBOR +
	425 bps), 4/15/28	1,494,188
750,000	Rent-A-Center, Inc., Initial Term Loan, 4.75% (LIBOR +
	400 bps), 2/17/28	754,687
602,239	Service Logic Acquisition, Inc., First Lien Closing Date
	Initial Term Loan, 4.75% (LIBOR +
	400 bps), 10/29/27	602,239
1,904,352	Staples, Inc., 2019 Refinancing New Term B-2 Loan, 4.705%
	(LIBOR + 450 bps), 9/12/24	1,882,928
498,750	TruGreen, Ltd. Partnership, First Lien Second Refinancing
	Term Loan, 4.75% (LIBOR + 400 bps), 11/2/27	499,270

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
Retail — (continued)
495,011	United Natural Foods, Inc., Initial Term Loan, 3.613%
	(LIBOR + 350 bps), 10/22/25	$ 495,439
	Total Retail	$ 14,298,168
Retailing — 0.5%
1,700,000	PetSmart LLC, Initial Term Loan, 4.5% (LIBOR +
	375 bps), 2/11/28	$ 1,707,012
	Total Retailing	$ 1,707,012
Securities & Trusts — 0.7%
1,500,000	CCRR Parent, Inc., First Lien Initial Term Loan, 5.0%
	(LIBOR + 425 bps), 3/6/28	$ 1,505,625
1,000,000(b)	Zebra Buyer LLC, TL, 4/21/28	1,000,208
	Total Securities & Trusts	$ 2,505,833
Services: Consumer — 0.7%
2,612,518	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2021 Refinancing
	Term B-1 Loan, 3.5% (LIBOR + 275 bps), 9/23/26	$ 2,611,212
	Total Services: Consumer	$ 2,611,212
Telecommunications — 3.8%
1,728,070	Commscope, Inc., Initial Term Loan, 3.363% (LIBOR +
	325 bps), 4/6/26	$ 1,719,295
2,500,000(b)	Gogo Inc., TLB, 4/21/28	2,496,875
1,973,981	Level 3 Financing, Inc., Tranche B 2027 Term Loan, 1.863%
	(LIBOR + 175 bps), 3/1/27	1,953,007
2,267,528	Lumen Technologies, Inc., Term B Loan, 2.363% (LIBOR +
	225 bps), 3/15/27	2,243,907
1,045,876	Virgin Media Bristol LLC, N Facility, 2.615% (LIBOR +
	250 bps), 1/31/28	1,038,555
350,000(b)	Virgin Media Bristol LLC, Term Loan Q, 1/31/29	349,969
1,642,347	Windstream Services II LLC, Initial Term Loan, 7.25%
	(LIBOR + 625 bps), 9/21/27	1,649,788
2,312,898	Xplornet Communications, Inc., Initial Term Loan, 4.863%
	(LIBOR + 475 bps), 6/10/27	2,317,959
	Total Telecommunications	$ 13,769,355
Textile & Apparel — 0.3%
700,000	Adient US LLC, Term B-1 Loan, 3.61% (LIBOR +
	350 bps), 4/10/28	$ 700,547
299,250	Canada Goose Inc., 2021 Refinancing Term Loan, 4.25%
	(LIBOR + 350 bps), 10/7/27	300,232
	Total Textile & Apparel	$ 1,000,779
Transportation — 0.9%
1,000,000	Daseke Companies, Inc., 2021 Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 3/9/28	$ 1,002,083
1,466,250	Envision Healthcare Corp., Initial Term Loan, 3.863%
	(LIBOR + 375 bps), 10/10/25	1,244,480

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 29

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
Transportation — (continued)
495,000	Genesee & Wyoming, Inc., Initial Term Loan, 2.203%
	(LIBOR + 200 bps), 12/30/26	$ 493,711
547,234	Syncreon Group BV, Second Out Term Loan, 7.0%
	(LIBOR + 600 bps), 4/1/25	549,286
	Total Transportation	$ 3,289,560
Utilities — 2.2%
700,817	Calpine Construction Finance Co., LP, Term B Loan, 2.113%
	(LIBOR + 200 bps), 1/15/25	$ 691,766
770,307	Compass Power Generation LLC, Tranche B-1 Term Loan,
	4.5% (LIBOR + 350 bps), 12/20/24	767,419
2,519,890	Eastern Power LLC (Eastern Covert Midco LLC)
(aka TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	2,334,048
482,053	Edgewater Generation LLC, Term Loan, 3.863% (LIBOR +
	375 bps), 12/13/25	467,592
997,500	Exgen Renewables IV LLC, Term Loan, 3.75% (LIBOR +
	275 bps), 12/15/27	999,474
794,000	Hamilton Projects Acquiror LLC, Term Loan, 5.75% (LIBOR +
	475 bps), 6/17/27	794,331
992,500	PG&E Corp., Term Loan, 3.5% (LIBOR + 300 bps), 6/23/25	990,328
927,196	Vistra Operations Co. LLC (fka Tex Operations Co. LLC), 2018
Incremental Term Loan, 1.86% (LIBOR +
	175 bps), 12/31/25	920,706
	Total Utilities	$ 7,965,664
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $319,524,682)	$321,163,480

Shares

COMMON STOCKS — 0.3% of Net Assets
Energy Equipment & Services — 0.2%
28,836(c)	FTS International, Inc.	$ 741,662
	Total Energy Equipment & Services	$ 741,662
Oil, Gas & Consumable Fuels — 0.1%
6,293(c)	Summit Midstream Partners LP	$ 148,577
	Total Oil, Gas & Consumable Fuels	$ 148,577
Specialty Retail — 0.0%†
54,675^+(c)	Targus Cayman SubCo., Ltd.	$ 83,653
	Total Specialty Retail	$ 83,653
TOTAL COMMON STOCKS
	(Cost $1,081,312)	$ 973,892

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Principal
Amount USD ($)		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES —
0.4% of Net Assets
380,077(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.341%
	(1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	$ 375,349
500,000(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.111%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	507,598
625,000(a)	Morgan Stanley Capital I Trust, Series 2019-BPR,
Class D, 4.115% (1 Month USD LIBOR +
	400 bps), 5/15/36 (144A)	434,299
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $1,529,642)	$ 1,317,246
CORPORATE BONDS — 3.7% of Net Assets
Banks — 0.3%
1,000,000(d)(e)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	$ 1,018,550
	Total Banks	$ 1,018,550
Chemicals — 0.3%
500,000	Olin Corp., 5.625%, 8/1/29	$ 540,905
376,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	387,758
	Total Chemicals	$ 928,663
Commercial Services — 0.5%
500,000	Allied Universal Holdco LLC/Allied Universal Finance Corp.,
	9.75%, 7/15/27 (144A)	$ 548,750
1,000,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	1,075,330
	Total Commercial Services	$ 1,624,080
Diversified Financial Services — 0.3%
1,000,000(f)	Avation Capital SA, 8.25% (9.00% PIK 8.25% cash),
	10/31/26 (144A)	$ 810,000
440,000	Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/28 (144A)	444,400
	Total Diversified Financial Services	$ 1,254,400
Entertainment — 0.4%
1,520,000	Mohegan Gaming & Entertainment, 8.0%, 2/1/26 (144A)	$ 1,542,648
	Total Entertainment	$ 1,542,648
Environmental Control — 0.3%
925,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 949,281
	Total Environmental Control	$ 949,281
Healthcare-Services — 0.0%†
145,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	$ 148,988
	Total Healthcare-Services	$ 148,988
Housewares — 0.0%†
70,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 74,725
	Total Housewares	$ 74,725

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 31

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)		Value
Iron & Steel — 0.3%
625,000	Carpenter Technology Corp., 6.375%, 7/15/28	$ 685,335
260,000	TMS International Corp., 6.25%, 4/15/29 (144A)	270,400
	Total Iron & Steel	$ 955,735
Lodging — 0.3%
1,000,000	Station Casinos LLC, 4.5%, 2/15/28 (144A)	$ 1,004,493
	Total Lodging	$ 1,004,493
Mining — 0.1%
390,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	$ 414,692
	Total Mining	$ 414,692
Pharmaceuticals — 0.3%
1,000,000	Teva Pharmaceutical Finance Netherlands III BV, 6.0%,
	4/15/24	$ 1,055,000
	Total Pharmaceuticals	$ 1,055,000
REITs — 0.2%
750,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
	7.875%, 2/15/25 (144A)	$ 808,125
	Total REITs	$ 808,125
Retail — 0.4%
205,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	$ 211,150
221,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	230,945
295,000	Beacon Roofing Supply, Inc., 4.125%, 5/15/29 (144A)	294,262
95,000	L Brands, Inc., 6.625%, 10/1/30 (144A)	109,484
205,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	210,371
442,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	453,019
	Total Retail	$ 1,509,231
TOTAL CORPORATE BONDS
	(Cost $12,924,443)	$ 13,288,611
INSURANCE-LINKED SECURITIES — 0.3% of
Net Assets#
Event Linked Bonds — 0.1%
Windstorm – U.S. Regional — 0.1%
250,000(a)	Matterhorn Re, 7.008% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	$ 254,150
	Total Event Linked Bonds	$ 254,150

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Face
Amount USD ($)		Value
	Collateralized Reinsurance — 0.0%†
	Multiperil – Worldwide — 0.0%†
12,000+(g)	Limestone Re 2016-1, 8/31/21	$ 1,000
300,000+(c)(g)	Resilience Re, 10/6/21	30
		$ 1,030
	Windstorm – Florida — 0.0%†
300,000+(c)(g)	Formby Re 2018, 2/28/22	$ 41,758
	Total Collateralized Reinsurance	$ 42,788
	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.0%†
600,000+(c)(g)	Carnoustie Re 2017, 11/30/21	$ 79,080
400,000+(c)(h)	Harambee Re 2018, 12/31/21	1,400
400,000+(h)	Harambee Re 2019, 12/31/22	3,360
		$ 83,840
	Multiperil – Worldwide — 0.2%
4,860+(h)	Alturas Re 2019-2, 3/10/22	$ 12,908
47,461+(h)	Alturas Re 2020-2, 3/10/23	59,506
250,000+(c)(g)	Bantry Re 2016, 3/31/22	20,150
1,635,886+(c)(g)	Berwick Re 2018-1, 12/31/21	157,179
739,764+(c)(g)	Berwick Re 2019-1, 12/31/22	88,402
30,000(g)	Eden Re II, 3/22/22 (144A)	24,452
5,700(g)	Eden Re II, 3/22/23 (144A)	32,977
50,000(c)(g)	Eden Re II, 3/22/24 (144A)	60,670
350,000+(c)(g)	Gleneagles Re 2016, 11/30/21	10,920
700,000+(c)(h)	Lorenz Re 2018, 7/1/21	7,490
400,000+(c)(g)	Merion Re 2018-2, 12/31/21	66,200
600,000+(c)(g)	Pangaea Re 2018-1, 12/31/21	12,633
600,000+(c)(g)	Pangaea Re 2018-3, 7/1/22	12,446
491,548+(c)(g)	Pangaea Re 2019-1, 2/1/23	10,243
441,188+(c)(g)	Pangaea Re 2019-3, 7/1/23	15,870
486,388+(g)	Pangaea Re 2020-1, 2/1/24	10,322
150,000+(c)(g)	Sector Re V, 12/1/23 (144A)	35,169
10,000+(c)(g)	Sector Re V, 12/1/24 (144A)	23,747
600,000+(c)(g)	St. Andrews Re 2017-1, 2/1/22	40,680
695,194+(c)(g)	St. Andrews Re 2017-4, 6/1/21	68,407
253,645+(c)(g)	Woburn Re 2018, 12/31/21	18,617
74,914+(c)(g)	Woburn Re 2019, 12/31/22	22,152
		$ 811,140
	Total Reinsurance Sidecars	$ 894,980
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,572,129)	$ 1,191,918

The accompanying notes are an integral part of these financial statements.
Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 33

Schedule of Investments | 4/30/21
(unaudited) (continued)

Principal
Amount USD ($)
Shares		Value
CLOSED-END FUND — 0.7% of Net Assets
75,000	Invesco Senior Loan ETF	$ 1,661,250
22,225	SPDR Blackstone/GSO Senior Loan ETF	1,020,350
TOTAL CLOSED-END FUND
	(Cost $2,688,767)	$ 2,681,600
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 95.1%
	(Cost $339,320,975)	$ 340,616,747
	OTHER ASSETS AND LIABILITIES — 4.9%	$ 17,398,212
	NET ASSETS — 100.0%	$358,014,959

bps	Basis Points.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
SOFRRATE	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2021, the value of these securities amounted to
$10,345,855, or 2.9% of net assets.
†	Amount rounds to less than 0.1%.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at
April 30, 2021.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2021.
(b)	This term loan will settle after April 30, 2021, at which time the interest rate will be determined.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2021.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Issued as participation notes.
(h)	Issued as preference shares.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 4,860	$ 12,908
Alturas Re 2020-2	1/1/2020	47,461	59,506
Bantry Re 2016	2/6/2019	20,150	20,150
Berwick Re 2018-1	1/10/2018	269,753	157,179
Berwick Re 2019-1	12/31/2018	88,396	88,402
Carnoustie Re 2017	1/5/2017	142,655	79,080
Eden Re II	12/23/2019	50,000	60,670
Eden Re II	1/22/2019	668	32,977
Eden Re II	12/15/2017	1,793	24,452
Formby Re 2018	7/9/2018	33,098	41,758
Gleneagles Re 2016	1/14/2016	—	10,920
Harambee Re 2018	12/19/2017	20,344	1,400
Harambee Re 2019	12/20/2018	—	3,360
Limestone Re 2016-1	12/15/2016	990	1,000
Lorenz Re 2018	6/26/2018	158,823	7,490
Matterhorn Re	4/30/2020	250,000	254,150
Merion Re 2018-2	12/28/2017	16,461	66,200
Pangaea Re 2018-1	12/26/2017	85,805	12,633
Pangaea Re 2018-3	5/31/2018	144,517	12,446
Pangaea Re 2019-1	1/9/2019	5,160	10,243
Pangaea Re 2019-3	7/25/2019	13,236	15,870
Pangaea Re 2020-1	1/21/2020	—	10,322
Resilience Re	4/13/2017	980	30
Sector Re V	12/4/2018	57,012	35,169
Sector Re V	1/1/2020	10,000	23,747
St. Andrews Re 2017-1	1/5/2017	40,649	40,680
St. Andrews Re 2017-4	3/31/2017	—	68,407
Woburn Re 2018	3/20/2018	89,763	18,617
Woburn Re 2019	2/14/2019	19,555	22,152
Total Restricted Securities			$1,191,918
% of Net assets			0.3%

SWAP CONTRACT
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION

	Reference		Annual
Notional	Obligation /	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
4,600,000	Markit CDX North Receive		5.00%	6/20/25	$(8,306)	$491,908	$483,602
America High
Yield Series 34
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACT – SELL PROTECTION	$(8,306)	$491,908	$483,602
TOTAL SWAP CONTRACT	$(8,306)	$491,908	$483,602

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Receive quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 35

Schedule of Investments | 4/30/21
(unaudited) (continued)
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2021 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$ —	$ —
Other Long-Term Securities	$129,866,277	$86,106,543

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2021, the Fund did not engage in any cross trade activity.
At April 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $340,140,329 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 4,879,214
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(3,919,194)

Net unrealized appreciation	$ 960,020

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

36 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$321,163,480	$ —	$321,163,480
Common Stocks
Specialty Retail	—	—	83,653	83,653
All Other Common Stocks	890,239	—	—	890,239
Commercial Mortgage-
Backed Securities	—	1,317,246	—	1,317,246
Corporate Bonds	—	13,288,611	—	13,288,611
Insurance-Linked Securities
Collateralized Reinsurance
Multiperil - Worldwide	—	—	1,030	1,030
Windstorm - Florida	—	—	41,758	41,758
Reinsurance Sidecars
Multiperil - U.S.	—	—	83,840	83,840
Multiperil - Worldwide	—	—	811,140	811,140
All Other Insurance-Linked
Security	—	254,150	—	254,150
Investment Companies	2,681,600	—	—	2,681,600
Total Investments
in Securities	$ 3,571,839	$336,023,487	$1,021,421	$340,616,747
Other Financial Instruments
Swap contracts, at value $	—	$ 483,602	$ —	$ 483,602
Total Other
Financial Instruments	$ —	$ 483,602	$ —	$ 483,602

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 10/31/20	$72,171	$ 2,915,717	$ 2,987,888
Realized gain (loss)(1)	—	—	—
Changed in unrealized appreciation
(depreciation)(2)	11,482	(1,090,410)	(1,078,928)
Accrued discounts/premiums	—	—	—
Purchases	—	—	—
Sales	—	(887,539)	(887,539)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	—	—	—
Balance as of 04/30/21	$83,653	$ 937,768	$ 1,021,421

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the six months ended April 30,
2021, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still
	held and considered Level 3 at April 30, 2021:	$(1,080,128)

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 37

Statement of Assets and Liabilities | 4/30/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $339,320,975)	$340,616,747
Cash	51,210,137
Swaps collateral	365,669
Swap contracts, at value (net premiums paid $(8,306))	483,602
Unrealized appreciation on unfunded loan commitments	1,336
Receivables —
Investment securities sold	2,774,380
Fund shares sold	1,635,425
Interest	645,451
Due from the Adviser	15,088
Other assets	48,876
Total assets	$397,796,711
LIABILITIES:
Payables —
Investment securities purchased	38,081,443
Fund shares repurchased	802,686
Distributions	147,400
Trustees’ fees	661
Due to broker for swaps	482,041
Variation margin for centrally cleared swap contracts	3,701
Due to affiliates	20,424
Accrued expenses	243,396
Total liabilities	$ 39,781,752
NET ASSETS:
Paid-in capital	$416,074,029
Distributable earnings (loss)	(58,059,070)
Net assets	$358,014,959
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $76,644,635/11,794,617 shares)	$ 6.50
Class C (based on $16,371,669/2,497,558 shares)	$ 6.56
Class Y (based on $264,998,655/40,383,183 shares)	$ 6.56
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.50 net asset value per share/100%-4.50%
maximum sales charge)	$ 6.81

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/21

INVESTMENT INCOME:
Interest from unaffiliated issuers	$ 5,410,459
Dividends from unaffiliated issuers	123,780
Total investment income		$ 5,534,239
EXPENSES:
Management fees	$ 935,690
Administrative expense	67,727
Transfer agent fees
Class A	68,909
Class C	5,607
Class Y	37,888
Distribution fees
Class A	90,040
Class C	88,700
Shareowner communications expense	6,333
Custodian fees	26,418
Registration fees	32,641
Professional fees	38,912
Printing expense	22,106
Pricing fees	4,859
Trustees’ fees	2,424
Insurance expense	529
Miscellaneous	51,554
Total expenses		$ 1,480,337
Less fees waived and expenses reimbursed by the Adviser		(108,282)
Net expenses		$ 1,372,055
Net investment income		$ 4,162,184
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (1,379,116)
Swap contracts	115,549	$ (1,263,567)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$12,970,790
Swap contracts	264,649
Unfunded loan commitments	(1,887)	$13,233,552
Net realized and unrealized gain (loss) on investments		$11,969,985
Net increase in net assets resulting from operations		$16,132,169

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 39

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	4/30/21	Ended
	(unaudited)	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$ 4,162,184	$ 13,118,409
Net realized gain (loss) on investments	(1,263,567)	(22,788,846)
Change in net unrealized appreciation
(depreciation) on investments	13,233,552	(1,835,513)
Net increase in net assets resulting from operations	$ 16,132,169	$ (11,505,950)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.12 and $0.24 per share, respectively)	$ (1,331,603)	$ (3,496,835)
Class C ($0.09 and $0.19 per share, respectively)	(253,872)	(902,478)
Class Y ($0.13 and $0.27 per share, respectively)	(4,373,867)	(11,028,765)
Total distributions to shareowners	$ (5,959,342)	$ (15,428,078)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 95,518,050	$ 88,387,945
Reinvestment of distributions	4,900,511	12,913,616
Cost of shares repurchased	(48,500,235)	(274,579,504)
Net increase (decrease) in net assets resulting from
Fund share transactions	$ 51,918,326	$ (173,277,943)
Net increase in net assets	$ 62,091,153	$(200,211,971)
NET ASSETS:
Beginning of period	$295,923,806	$ 496,135,777
End of period	$358,014,959	$ 295,923,806

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

	Six Months	Six Months	Year	Year
	Ended	Ended	Ended	Ended
	4/30/21	4/30/21	10/31/20	10/31/20
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,861,857	$ 18,512,147	3,397,449	$ 21,584,622
Reinvestment of distributions	196,706	1,271,676	521,527	3,301,675
Less shares repurchased	(2,287,965)	(14,776,988)	(11,254,927)	(69,574,416)
Net increase (decrease)	770,598	$ 5,006,835	(7,335,951)	$ (44,688,119)
Class C
Shares sold	200,475	$ 1,312,533	409,166	$ 2,633,324
Reinvestment of distributions	36,586	238,338	128,934	819,494
Less shares repurchased	(1,109,639)	(7,218,290)	(3,116,988)	(19,375,279)
Net decrease	(872,578)	$ (5,667,419)	(2,578,888)	$ (15,922,461)
Class Y
Shares sold	11,561,164	$ 75,693,370	10,023,366	$ 64,169,999
Reinvestment of distributions	519,290	3,390,497	1,383,095	8,792,447
Less shares repurchased	(4,068,478)	(26,504,957)	(30,121,043)	(185,629,809)
Net increase (decrease)	8,011,976	$ 52,578,910	(18,714,582)	$ (112,667,363)

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 41

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class A
Net asset value, beginning of period	$ 6.28	$ 6.57	$ 6.73	$ 6.80	$ 6.79	$ 6.73
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.08	$ 0.21	$ 0.31	$ 0.26	$ 0.24	$ 0.24
Net realized and unrealized gain (loss) on investments	0.26	(0.26)	(0.15)	(0.06)	0.01	0.05
Net increase (decrease) from investment operations	$ 0.34	$ (0.05)	$ 0.16	$ 0.20	$ 0.25	$ 0.29
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.24)	$ (0.32)	$ (0.27)	$ (0.24)	$ (0.23)
Total distributions	$ (0.12)	$ (0.24)	$ (0.32)	$ —	$ (0.24)	$ (0.23)
Net increase (decrease) in net asset value	$ 0.22	$ (0.29)	$ (0.16)	$ (0.07)	$ 0.01	$ 0.06
Net asset value, end of period	$ 6.50	$ 6.28	$ 6.57	$ 6.73	$ 6.80	$ 6.79
Total return (b)	5.43%(c)	(0.71)%	2.42%	2.96%	3.71%	4.49%
Ratio of net expenses to average net assets	1.05%(d)	1.12%	1.07%	1.01%	1.02%	1.01%
Ratio of net investment income (loss) to average net assets	2.51%(d)	3.31%	4.64%	3.89%	3.54%	3.66%
Portfolio turnover rate	29%	45%	13%	42%	69%	51%
Net assets, end of period (in thousands)	$76,645	$69,248	$120,559	$161,020	$193,193	$194,408
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.21%	1.17%	1.11%	1.01%	1.02%	1.04%
Net investment income (loss) to average net assets	2.35%	3.26%	4.60%	3.89%	3.54%	3.63%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$ 6.34	$ 6.57	$ 6.74	$ 6.80	$ 6.79	$ 6.74
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.17	$ 0.26	$ 0.21	$ 0.19	$ 0.19
Net realized and unrealized gain (loss) on investments	0.25	(0.21)	(0.16)	(0.05)	0.01	0.05
Net increase (decrease) from investment operations	$ 0.31	$ (0.04)	$ 0.10	$ 0.16	$ 0.20	$ 0.24
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.19)	$ (0.27)	$ (0.22)	$ (0.19)	$ (0.19)
Total distributions	$ (0.09)	$ (0.19)	$ (0.27)	$ (0.22)	$ (0.19)	$ (0.19)
Net increase (decrease) in net asset value	$ 0.22	$ (0.23)	$ (0.17)	$ (0.06)	$ 0.01	$ 0.05
Net asset value, end of period	$ 6.56	$ 6.34	$ 6.57	$ 6.74	$ 6.80	$ 6.79
Total return (b)	4.97%(c)	(0.54)%	1.52%	2.35%	2.93%	3.58%
Ratio of net expenses to average net assets	1.81%(d)	1.80%	1.77%	1.76%	1.77%	1.79%
Ratio of net investment income (loss) to average net assets	1.76%(d)	2.63%	3.94%	3.15%	2.78%	2.89%
Portfolio turnover rate	29%	45%	13%	42%	69%	51%
Net assets, end of period (in thousands)	$16,372	$21,352	$39,105	$68,364	$79,057	$85,563
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.83%	1.84%	1.81%	1.76%	1.77%	1.81%
Net investment income (loss) to average net assets	1.74%	2.59%	3.90%	3.15%	2.78%	2.87%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 43

 Financial Highlights (continued)
	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/21	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class Y
Net asset value, beginning of period	$ 6.34	$ 6.59	$ 6.75	$ 6.82	$ 6.81	$ 6.75
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.24	$ 0.33	$ 0.29	$ 0.26	$ 0.27
Net realized and unrealized gain (loss) on investments	0.26	(0.22)	(0.15)	(0.07)	0.01	0.05
Net increase (decrease) from investment operations	$ 0.35	$ 0.02	$ 0.18	$ 0.22	$ 0.27	$ 0.32
Distributions to shareowners:
Net investment income	$ (0.13)	$ (0.27)	$ (0.34)	$ (0.29)	$ (0.26)	$ (0.26)
Total distributions	$ (0.13)	$ (0.27)	$ (0.34)	$ (0.29)	$ (0.26)	$ (0.26)
Net increase (decrease) in net asset value	$ 0.22	$ (0.25)	$ (0.16)	$ (0.07)	$ 0.01	$ 0.06
Net asset value, end of period	$ 6.56	$ 6.34	$ 6.59	$ 6.75	$ 6.82	$ 6.81
Total return (b)	5.54%(c)	0.31%	2.74%	3.27%	4.05%	4.85%
Ratio of net expenses to average net assets	0.75%(d)	0.71%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	2.79%(d)	3.71%	5.00%	4.22%	3.86%	3.97%
Portfolio turnover rate	29%	45%	13%	42%	69%	51%
Net assets, end of period (in thousands)	$264,999	$205,339	$336,472	$713,216	$593,640	$453,152
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.79%	0.86%	0.85%	0.77%	0.79%	0.82%
Net investment income (loss) to average net assets	2.75%	3.56%	4.85%	4.15%	3.77%	3.85%
*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

Notes to Financial Statements | 4/30/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Floating Rate Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (“the Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares did not have assets or shareholders as of April 30, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the period ended April 30, 2021. The

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impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

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Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case

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of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2021,one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security was $83,653.

48 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

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purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$15,428,078
Total	$15,428,078

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$ 908,283
Capital loss carryforward	(56,702,525)
Dividend payable	(156,125)
Net unrealized depreciation	(12,281,530)
Total	$(68,231,897)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to Insurance-Linked Securities, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $679 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2021.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

50 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
F. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that

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time, which may constrain the Fund’s ability to meet redemptions. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to —or discontinuation of —LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and

52 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 53

issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G. Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2021 are listed in the Schedule of Investments.
H. Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and

54 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
I. Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In

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return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on

56 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended April 30, 2021, was $380,510. Open credit default swap contracts at April 30, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. Prior to October 1, 2018, management fees were calculated daily at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million and 0.55% on assets over $500 million. For the six months ended April 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2021 are reflected in the Statement of Operations.
Prior to March 10, 2020, the Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.70% of the average daily net assets attributable to Class Y shares.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,417 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2021.

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3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six month period ended April 30, 2021, the Fund paid $2,424 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $661.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications
Class A	$2,269
Class C	748
Class Y	3,316
Total	$6,333

5. Distribution Plan & Service Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $2,920 in distribution fees payable to the Distributor at April 30, 2021.

58 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2021, CDSCs in the amount of $354 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2021, the Fund had no borrowings under the credit facility.
7. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 59

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021, was as follows:
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2021, was as follows:
Statement of Assets and Liabilities
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Liabilities
Swap contracts,
at value	$ —	$483,602	$ —	$ —	$ —
Total Value	$ —	$483,602	$ —	$ —	$ —

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2021, was as follows:
Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Swap contracts	$ —	$115,549	$ —	$ —	$ —
Total Value	$ —	$115,549	$ —	$ —	$ —
Change in net
unrealized
appreciation
(depreciation) on:
Swap contracts	$ —	$264,649	$ —	$ —	$ —
Total Value	$ —	$264,649	$ —	$ —	$ —

60 Pioneer Floating Rate Fund | Semiannual Report | 4/30/21

8. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2021, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
DG Investment Intermediate
Holdings 2, Inc.
(aka Convergint Technologies
Holdings, LLC)	$ 24,935	$ 24,935	$ 24,898	$ (38)
Service Logic Acquisition, Inc.	147,761	146,388	147,761	1,374
Total Value	$172,696	$171,323	$172,659	$1,336

Pioneer Floating Rate Fund | Semiannual Report | 4/30/21 61

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.

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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 20856-14-0621

Pioneer Flexible
Opportunities Fund
Semiannual Report | April 30, 2021
A: PMARX	C: PRRCX	K: FLEKX	R: MUARX	Y: PMYRX

Paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 1

President’s Letter

Dear Shareholders,
With the first half of 2021 nearly over, we have seen some better news on the COVID-19 pandemic front. In the US, widespread distribution of the COVID-19 vaccines approved for emergency use late last year, and a general decline in both virus cases and related hospitalizations, have had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile.
With that said, so far during 2021, we have seen investments typically associated with a higher degree of risk, such as equities and high-yield bonds, outperform investments regarded as less risky, such as government debt. In addition, cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, have rallied this year after slumping during the height of the pandemic, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
Despite the strong rebound from the March 2020 lows and positive market performance so far this year, several factors that could lead to increased volatility and weaker performance bear watching. These include: public-health issues such as potential surges in COVID-19 cases, particularly as “variants” of the virus have continued to arise; macroeconomic concerns (inflation, energy prices, sluggish employment figures); and changes to the US government’s fiscal policies, particularly the possibility of higher income tax rates on both individuals and businesses.
After leaving our offices in March of 2020 due to COVID-19, we have re-opened our US locations and have invited our employees to slowly return to the office. I am proud of the careful planning that has taken place. Our business has continued to operate without any disruption and we all look forward to regaining a bit of normalcy after 15 months of remote working.
Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.
2 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 3

Portfolio Management Discussion | 4/30/21
In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the six-month period ended April 30, 2021. Mr. Garau, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.
Q    How did the Fund perform during the six-month period that ended on April 30, 2021?
A    Pioneer Flexible Opportunities Fund’s Class A shares returned 29.07% at net asset value during the six-month period ended April 30, 2021, while the Fund’s benchmark, the Bloomberg Barclays US Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 3.38%. During the same period, the average return of the 268 mutual funds in Morningstar’s Tactical Allocation Funds category was 20.33%.
Q    How would you describe the investment environment over the six-month period ended April 30, 2021?
A    Global equities delivered strong gains over the six-month period, while returns for fixed-income investments were much weaker. Increasing investor optimism about the reopening of the world economy was the primary driver of performance across various asset classes. The emergency-use approval of the first COVID-19 vaccines last November set the stage for a resumption of normal business conditions in many regions, leading to an improved outlook for both economic growth and corporate earnings. Expectations that the US Federal Reserve (Fed) would keep the federal funds target rate range at near zero for an extended period also provided encouragement for investors. The early-2021 passage and subsequent implementation of a $1.9 trillion fiscal stimulus package in the United States further contributed to the supportive backdrop.
Those developments helped fuel robust gains for global equities during the six-month period, allowing most major stock indices to finish April near their all-time highs. US equities performed very well, led by small caps and value stocks, and exceeded the returns of both developed and emerging international equity markets. The credit-oriented segments of the bond market, or those less sensitive to interest-rate changes, also
4 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

posted gains for the six-month period, thanks to the improving economic outlook. Conversely, interest-rate-sensitive bonds – particularly long-term government debt issues – lost ground, due to mounting worries about the potential for rising inflation over the latter half of the six-month period.
Q    Could you discuss some of the investment decisions that factored into the Fund’s benchmark-relative performance during the six-month period ended April 30, 2021?
A    The composition of the Fund’s benchmark, the Bloomberg Barclays Index, is entirely short- to intermediate-term Treasury Inflation-Protected Securities (TIPS). Although the Bloomberg Barclays Index generated a positive return for the six-month period, driven by elevated investor demand for inflation protection, broader weakness in the fixed-income markets acted as a drag that muted the benchmark’s overall performance.
In contrast, we had invested the majority of the Fund’s portfolio in stocks over the period, based on our longer-term view that the asset class has continued to offer a better risk/return profile than bonds. As a result, the Fund’s positioning allowed it to capture the sizable outperformance of most equity markets over the six-month period. Returns within the equity portion of the Fund’s portfolio were broad-based, with solid gains across nearly all sectors and geographies.
The Fund’s positioning within China was a modest detractor from relative performance during the period, as were the portfolio’s cash positions. Meanwhile, the portfolio’s fixed-income allocation had a neutral effect on the Fund’s relative results.
Q    Did the Fund have any exposure to derivatives during the six-month period ended April 30, 2021? If so, how did the use of derivatives affect the Fund’s performance?
A    During the six-month period, we used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposures in the portfolio, and to attempt to manage downside risk. The derivative instruments we used included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts; and options on both indices and individual securities.
Our use of derivatives contributed positively to the Fund’s performance during the six-month reporting period. We believe derivatives have continued to offer an efficient way for us to manage the Fund’s allocations, without having to make material changes to the portfolio’s
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 5

core holdings. Since we use derivatives in an effort to achieve the Fund’s risk/return objectives, we feel that evaluating them within the context of the entire portfolio, rather than as a standalone investment strategy, is the proper view.
Q   Could you discuss the Fund’s positioning as of April 30, 2021?
A   We think the economic recovery can continue to gain steam thanks to the continued rollout of COVID-19 vaccines and the gradual reduction in lockdown measures in both the US and globally. We believe those factors could lend support to corporate earnings, particularly in sectors that suffered the worst effects of the pandemic. At the same time, real (after-inflation) yields on government debt have remained in negative territory, even after the spike in yields that occurred in the first quarter of 2021. We would also note that equity valuations, in our view, have remained reasonable outside of faster-growing market segments, and that a sizable percentage of large-cap stocks currently have dividend* yields higher than the yield on the 10-year US Treasury note. We believe those factors have continued to make equities a more attractive investment option than fixed-income securities.
Based on that view, we had allocated roughly 74% of the Fund’s net assets into common stocks, with just over 4% in fixed income as of April 30, 2021. Cash, cash equivalents, and ETFs (including a palladium ETF) represented the rest of the portfolio as of period-end. The Fund’s elevated cash position reflects our desire to avoid taking on additional equity risk, as well as the lack of opportunities in the bond market. In addition, we prefer to have some fresh capital available in order to take advantage of any market volatility that may arise in the coming months.
We have retained in the portfolio many of the more prominent investment themes we have pursued in the past. For example, we have continued to favor global health care-related stocks, which we believe may benefit from increasing demand as standards of living rise around the world. Aerospace-and-defense has remained another key investment theme for the Fund, as we believe long-term contracts and strong free-cash-flow generation have created a firm foundation for many companies in the industry. In addition, we have maintained the Fund’s exposures to companies with long histories of raising their dividends, as well as those that have effectively reduced their number of net shares outstanding through buybacks. We think stocks in those categories have continued to feature compelling fundamental characteristics and reasonable valuations.
* Dividends are not guaranteed.
6 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

We also have continued to prefer investments in “bond proxy” stocks versus fixed-income securities. Accordingly, we have maintained the Fund’s allocations to sectors such as real estate and utilities. In the latter category, we have identified opportunities in Italian and Spanish utilities that have been performing well, despite the economic challenges faced by those two countries. We have found what we believe are attractive investment ideas in Europe more broadly, since corporate earnings in the region have tended to track more closely to global economic growth performance rather than to economic trends within Europe itself. In that vein, we have retained the Fund’s positions in European insurance companies and, to a lesser extent, in some industrials.
In the United States, the defense, health care, mortgage real estate investment trust (REIT), and information technology sectors have remained our prime areas of interest. Additionally, we think accelerating economic growth could have the largest positive effect on consumption-related areas, such as the hotel, leisure, and vacation industries.
We have maintained our positive view on China’s economy and stock market. We believe economic growth in the country could be strong, given that the second wave of COVID-19 infections there was not that severe. What’s more, we think Chinese government authorities might be very cautious in removing their accommodative monetary and fiscal policies. The Chinese economy has continued to be an engine for global growth, and it is in the process of reducing its dependence on manufacturing in favor of service-sector industries. The Fund’s positions in China as of period-end were almost exclusively allocated to domestic-related companies in sectors such as retail, autos, education, real estate, and transportation. Elsewhere in Asia, the Fund has exposures to Korea and Taiwan, together with positions in Japan and Singapore.
The Fund’s weighting in bonds/fixed income was limited as of period-end. The fixed-income holdings in the portfolio have remained diversified** among US and Russian government debt as well as specific opportunities in investment-grade and high-yield corporate bonds.
While unforeseen developments remain a source of potential risk, the Fund’s current positioning is consistent with our long-term views and our preference for asset classes that we believe offer the most attractive balance of risk and return potential.
** Diversification does not assure a profit nor protect against loss.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 7

Please refer to the Schedule of Investments on pages 19–32 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund has the ability to invest in a wide variety of securities and asset classes.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.
8 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Investments in equity securities are subject to price fluctuation.
Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.
International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.
Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
High-yield bonds possess greater price volatility, illiquidity, and possibility of default.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 9

Portfolio Summary | 4/30/21

† Amount rounds to less than 0.1%.
10 Largest Holdings
(As a percentage of total investments)*

1.	U.S. Treasury Bills, 7/1/21	6.73%
2.	ETFMG Prime Cyber Security ETF	2.47
3.	PennyMac Mortgage Investment Trust	1.84
4.	Redwood Trust, Inc.	1.80
5.	Starwood Property Trust, Inc.	1.75
6.	U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	1.69
7.	Two Harbors Investment Corp.	1.67
8.	Aberdeen Standard Physical Palladium Shares ETF	1.51
9.	Thermo Fisher Scientific, Inc.	1.34
10.	Mosaic Co.	1.27

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Prices and Distributions | 4/30/21
Net Asset Value per Share
Class	4/30/21	10/31/20
A	$14.29	$11.14
C	$13.94	$10.85
K	$14.28	$11.14
R	$14.06	$11.02
Y	$14.35	$11.20

Distributions per Share: 11/1/20–4/30/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0819	$ —	$ —
C	$0.0088	$ —	$ —
K	$0.1050	$ —	$ —
R	$0.1215	$ —	$ —
Y	$0.1063	$ —	$ —

Index Definitions
The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–16.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 11

Performance Update | 4/30/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2021)
			BBG
			Barclays
	Net	Public	U.S. Treasury
	Asset	Offering	TIPS
	Value	Price	1-10 Year
Period	(NAV)	(POP)	Index
10 years	6.92%	6.43%	2.56%
5 years	8.63	7.64	3.62
1 year	39.82	33.53	7.32

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
1.30%	1.23%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of April 30, 2021)
			BBG
			Barclays
			U.S. Treasury
			TIPS
	If	If	1-10 Year
Period	Held	Redeemed	Index
10 years	6.10%	6.10%	2.56%
5 years	7.78	7.78	3.62
1 year	38.75	38.75	7.32

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
2.04%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 13

Performance Update | 4/30/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2021)

		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 years	7.01%	2.56%
5 years	8.81	3.62
1 year	40.27	7.32

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
0.96%	0.93%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Performance Update | 4/30/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.
Average Annual Total Returns
(As of April 30, 2021)

		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 years	6.30%	2.56%
5 years	7.70	3.62
1 year	38.97	7.32

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross
1.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 15

Performance Update | 4/30/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1–10 Year Index.

Average Annual Total Returns
(As of April 30, 2021)
		BBG
		Barclays
	Net	U.S. Treasury
	Asset	TIPS
	Value	1-10 Year
Period	(NAV)	Index
10 years	7.22%	2.56%
5 years	8.93	3.62
1 year	40.28	7.32

Expense Ratio
(Per prospectus dated March 1, 2021)
Gross	Net
1.03%	0.93%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2022, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on actual returns from November 1, 2020 through April 30, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value	$1,290.70	$1,285.70	$1,292.10	$1,288.20	$1,291.50
(after expenses) on
4/30/21
Expenses Paid	$6.82	$11.11	$4.89	$9.25	$5.11
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.96%, 0.86%, 1.63%, and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 17

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2020 through April 30, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/20
Ending Account Value	$1,018.84	$1,015.08	$1,020.53	$1,016.71	$1,020.33
(after expenses) on
4/30/21
Expenses Paid	$6.01	$9.79	$4.31	$8.15	$4.51
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, 1.96%, 0.86%, 1.63%, and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

18 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited)

Shares		Value
	UNAFFILIATED ISSUERS — 88.8%
	of Net Assets
	COMMON STOCKS — 74.0% of Net Assets
	Aerospace & Defense — 2.8%
19,054	Curtiss-Wright Corp.	$ 2,437,007
12,600(a)	Hensoldt AG	217,842
69,279	Spirit AeroSystems Holdings, Inc.	3,165,358
7,378(a)	Teledyne Technologies, Inc.	3,303,499
14,885	Thales SA	1,517,243
	Total Aerospace & Defense	$ 10,640,949
	Auto Components — 0.8%
846,000	Xinyi Glass Holdings, Ltd.	$ 3,000,792
	Total Auto Components	$ 3,000,792
	Automobiles — 2.2%
14,512	Bayerische Motoren Werke AG	$ 1,455,145
586,000	Geely Automobile Holdings, Ltd.	1,520,255
102,400	Honda Motor Co., Ltd.	3,027,829
37,086	Kia Corp.	2,554,749
	Total Automobiles	$ 8,557,978
	Banks — 6.5%
179,834(a)	Axis Bank, Ltd.	$ 1,736,052
259,330	Bank for Foreign Trade of Vietnam JSC	1,124,832
35,972(a)	BAWAG Group AG (144A)	1,943,616
191,154(a)	CaixaBank SA	612,942
251,500	China Merchants Bank Co., Ltd., Class H	2,028,631
63,808(a)	FinecoBank Banca Fineco S.p.A.	1,098,578
71,140	Hana Financial Group, Inc.	2,905,375
186,388(a)	ICICI Bank, Ltd.	1,511,390
19,757	JPMorgan Chase & Co.	3,038,824
56,609	KB Financial Group, Inc.	2,770,259
2,979,000	Postal Savings Bank of China Co., Ltd., Class H (144A)	1,940,729
183,960	Sberbank of Russia PJSC (A.D.R.)	2,901,049
44,100	Sumitomo Mitsui Financial Group, Inc.	1,533,948
	Total Banks	$ 25,146,225
	Building Products — 0.1%
22,148	LU-VE S.p.A.	$ 406,085
	Total Building Products	$ 406,085
	Capital Markets — 3.6%
58,306	AllianceBernstein Holding LP	$ 2,513,572
1,648	BlackRock, Inc.	1,350,206
2,000(a)	Coinbase Global, Inc.	595,280
41,767	Lazard, Ltd.	1,879,097

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 19

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited) (continued)

Shares		Value
Capital Markets — (continued)
45,553	Morgan Stanley	$ 3,760,400
4,542	S&P Global, Inc.	1,773,151
120,921	UBS Group AG	1,843,369
	Total Capital Markets	$ 13,715,075
Chemicals — 1.6%
123,383	Mosaic Co.	$ 4,340,614
7,850,000	Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,950,612
	Total Chemicals	$ 6,291,226
Commercial Services & Supplies — 0.6%
10,626	Republic Services, Inc.	$ 1,129,544
7,066	Waste Management, Inc.	974,896
	Total Commercial Services & Supplies	$ 2,104,440
Consumer Discretionary — 0.9%
19,425	Daimler AG	$ 1,729,414
60,515(a)	Vipshop Holdings, Ltd. (A.D.R.)	1,862,046
	Total Consumer Discretionary	$ 3,591,460
Consumer Finance — 0.4%
20,966(a)	Bajaj Finance, Ltd.	$ 1,543,509
	Total Consumer Finance	$ 1,543,509
Diversified Financial Services — 0.3%
7,405	Wendel SE	$ 985,566
	Total Diversified Financial Services	$ 985,566
Electric Utilities — 0.9%
269,143	Enel S.p.A.	$ 2,675,124
128,745	Terna Rete Elettrica Nazionale S.p.A.	948,863
	Total Electric Utilities	$ 3,623,987
Electrical Equipment — 0.1%
10,460(a)	Siemens Energy AG	$ 349,614
	Total Electrical Equipment	$ 349,614
Electronic Equipment, Instruments & Components — 0.8%
20,700	Hitachi, Ltd.	$ 1,019,045
1,300	Keyence Corp.	624,637
66,000	Yageo Corp.	1,282,035
	Total Electronic Equipment, Instruments & Components	$ 2,925,717
Entertainment — 0.4%
12,137	NetEase, Inc. (A.D.R.)	$ 1,360,072
	Total Entertainment	$ 1,360,072

The accompanying notes are an integral part of these financial statements.
20 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Shares		Value
	Equity Real Estate Investment Trusts (REITs) — 1.1%
1,416,182	Frasers Logistics & Commercial Trust	$ 1,564,489
12,489	Healthpeak Properties, Inc.	428,872
679	Industrial & Infrastructure Fund Investment Corp.	1,230,593
12,871	SL Green Realty Corp.	952,583
	Total Equity Real Estate Investment Trusts (REITs)	$ 4,176,537
	Food & Staples Retailing — 0.2%
21,000	Seven & i Holdings Co., Ltd.	$ 902,786
	Total Food & Staples Retailing	$ 902,786
	Food Products — 1.9%
47,883	Archer-Daniels-Midland Co.	$ 3,022,854
868,000	China Feihe, Ltd. (144A)	2,475,354
547,790	Universal Robina Corp.	1,555,215
88,100	Vietnam Dairy Products JSC	357,291
	Total Food Products	$ 7,410,714
	Gas Utilities — 0.8%
578,925	Snam S.p.A.	$ 3,257,474
	Total Gas Utilities	$ 3,257,474
	Health Care — 0.4%
6,147(a)	Laboratory Corp. of America Holdings	$ 1,634,303
	Total Health Care	$ 1,634,303
	Health Care Equipment & Supplies — 1.7%
12,744	Danaher Corp.	$ 3,236,211
5,835(a)	IDEXX Laboratories, Inc.	3,203,357
	Total Health Care Equipment & Supplies	$ 6,439,568
	Health Care Providers & Services — 0.4%
4,108	UnitedHealth Group, Inc.	$ 1,638,270
	Total Health Care Providers & Services	$ 1,638,270
	Hotels, Restaurants & Leisure — 4.0%
27,400(a)	Accor SA	$ 1,102,603
33,817(a)	Carnival Corp.	945,523
78,578(a)	Cedar Fair LP	3,877,824
10,430(a)	Hilton Worldwide Holdings, Inc.	1,342,341
89,588(a)	Norwegian Cruise Line Holdings, Ltd.	2,781,708
86,093(a)	Six Flags Entertainment Corp.	4,044,649
3,745(a)	Vail Resorts, Inc.	1,217,724
	Total Hotels, Restaurants & Leisure	$ 15,312,372
	Household Durables — 0.7%
62,854	Persimmon Plc	$ 2,718,717
	Total Household Durables	$ 2,718,717

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 21

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited) (continued)

Shares		Value
	Independent Power & Renewable Electricity
	Producers — 0.4%
39,212(a)	EDP Renovaveis SA	$ 934,405
38,222(a)	Solaria Energia y Medio Ambiente SA	783,751
	Total Independent Power & Renewable Electricity
	Producers	$ 1,718,156
	Industrial Conglomerates — 0.7%
15,656	Siemens AG	$ 2,613,038
	Total Industrial Conglomerates	$ 2,613,038
	Industrials — 0.9%
3,553	Illinois Tool Works, Inc.	$ 818,824
6,885	Teleperformance	2,658,013
	Total Industrials	$ 3,476,837
	Information Technology — 2.2%
6,007	Lam Research Corp.	$ 3,727,043
42,532	Samsung Electronics Co., Ltd.	3,101,137
14,442	SK Hynix, Inc.	1,653,807
	Total Information Technology	$ 8,481,987
	Insurance — 4.8%
60,200	AIA Group, Ltd.	$ 766,543
12,009	Allianz SE	3,124,474
69,362	ASR Nederland NV	3,036,373
63,986	AXA SA	1,809,787
30,027(a)	ICICI Prudential Life Insurance Co., Ltd. (144A)	211,635
15,421	NN Group NV	770,736
170,500	Ping An Insurance Group Co. of China, Ltd., Class H	1,864,797
264,342	Poste Italiane S.p.A. (144A)	3,464,220
2,278	Swiss Life Holding AG	1,109,510
695,196	UnipolSai Assicurazioni S.p.A.	2,161,467
	Total Insurance	$ 18,319,542
	Interactive Media & Services — 1.0%
637(a)	Alphabet, Inc.	$ 1,499,179
5,346	NAVER Corp.	1,719,394
11,736(a)	Yandex NV	769,295
	Total Interactive Media & Services	$ 3,987,868
	Internet & Direct Marketing Retail — 0.4%
31,789(a)	Dada Nexus, Ltd. (A.D.R.)	$ 764,207
370(a)	MercadoLibre, Inc.	581,263
	Total Internet & Direct Marketing Retail	$ 1,345,470
	IT Services — 0.6%
14,416	Cognizant Technology Solutions Corp.	$ 1,159,047
11,170	Science Applications International Corp.	998,821
	Total IT Services	$ 2,157,868

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Shares		Value
	Leisure Products — 0.2%
27,184	Callaway Golf Co.	$ 786,977
	Total Leisure Products	$ 786,977
	Life Sciences Tools & Services — 2.8%
23,645	Agilent Technologies, Inc.	$ 3,159,918
9,582(a)	Charles River Laboratories International, Inc.	3,185,536
9,739	Thermo Fisher Scientific, Inc.	4,579,570
	Total Life Sciences Tools & Services	$ 10,925,024
	Machinery — 1.8%
82,000	Airtac International Group	$ 3,461,401
44,000(a)	Ingersoll Rand, Inc.	2,174,040
47,360	Volvo AB, Class B	1,157,818
	Total Machinery	$ 6,793,259
	Materials — 0.6%
8,697	Sherwin-Williams Co.	$ 2,381,847
	Total Materials	$ 2,381,847
	Media — 0.3%
54,936	Echo Marketing, Inc.	$ 1,154,975
	Total Media	$ 1,154,975
	Metals & Mining — 1.8%
24,762	Anglo American Platinum, Ltd.	$ 3,391,045
33,667	Barrick Gold Corp.	715,424
141,692	Teck Resources, Ltd., Class B	2,999,620
	Total Metals & Mining	$ 7,106,089
	Mortgage Real Estate Investment Trusts (REITs) — 9.6%
225,640	AGNC Investment Corp.	$ 4,045,725
424,132	Annaly Capital Management, Inc.	3,851,119
110,420	Ladder Capital Corp.	1,312,894
347,268	New Residential Investment Corp.	3,722,713
313,871	PennyMac Mortgage Investment Trust	6,293,113
554,348	Redwood Trust, Inc.	6,158,806
230,990	Starwood Property Trust, Inc.	5,964,162
731,607	Two Harbors Investment Corp.	5,706,535
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 37,055,067
	Oil, Gas & Consumable Fuels — 1.7%
3,494,000	China Petroleum & Chemical Corp., Class H	$ 1,740,916
43,113	LUKOIL PJSC (A.D.R.)	3,330,048
36,778	TOTAL SE	1,628,335
	Total Oil, Gas & Consumable Fuels	$ 6,699,299

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 23

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited) (continued)

Shares		Value
	Pharmaceuticals — 1.1%
112,800	Astellas Pharma, Inc.	$ 1,692,955
13,742	Zoetis, Inc.	2,377,778
	Total Pharmaceuticals	$ 4,070,733
	Real Estate — 0.2%
771,600	Mapletree North Asia Commercial Trust	$ 632,055
	Total Real Estate	$ 632,055
	Real Estate Management & Development — 0.8%
474,600	Ascendas India Trust	$ 506,468
2,281,100	Ayala Land, Inc.	1,523,257
1,108,318(a)	KWG Living Group Holdings, Ltd.	1,135,851
	Total Real Estate Management & Development	$ 3,165,576
	Road & Rail — 0.6%
22,458	CSX Corp.	$ 2,262,644
	Total Road & Rail	$ 2,262,644
	Semiconductors & Semiconductor Equipment — 2.2%
2,900	Disco Corp.	$ 939,207
50,000	MediaTek, Inc.	2,119,554
137,000(a)	Renesas Electronics Corp.	1,598,051
19,000	Rohm Co., Ltd.	1,882,530
98,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,103,456
	Total Semiconductors & Semiconductor Equipment	$ 8,642,798
	Software — 2.3%
16,213	Microsoft Corp.	$ 4,088,594
7,621(a)	Palo Alto Networks, Inc.	2,693,185
12,952(a)	Zendesk, Inc.	1,892,935
	Total Software	$ 8,674,714
	Specialty Retail — 2.7%
766,000	China Meidong Auto Holdings, Ltd.	$ 3,831,455
1,103,500	China Yongda Automobiles Services Holdings, Ltd.	2,000,409
9,587	Lowe’s Cos., Inc.	1,881,449
333,500	Zhongsheng Group Holdings, Ltd.	2,526,889
	Total Specialty Retail	$ 10,240,202
	Thrifts & Mortgage Finance — 0.3%
18,115	PennyMac Financial Services, Inc.	$ 1,090,704
	Total Thrifts & Mortgage Finance	$ 1,090,704
	Trading Companies & Distributors — 0.2%
13,156(a)	AerCap Holdings NV	$ 766,337
	Total Trading Companies & Distributors	$ 766,337

The accompanying notes are an integral part of these financial statements.
24 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Shares		Value
Transportation Infrastructure — 0.2%
170,000(a)	Hainan Meilan International Airport Co., Ltd., Class H	$ 722,282
	Total Transportation Infrastructure	$ 722,282
Utilities — 0.4%
755,073	A2A S.p.A.	$ 1,477,030
	Total Utilities	$ 1,477,030
TOTAL COMMON STOCKS
	(Cost $228,183,888)	$284,481,814
PREFERRED STOCK — 0.0%† of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.0%††
204^+(a)	Wheeler Real Estate Investment Trust, Inc.	$ 99,399
	Total Equity Real Estate Investment Trusts (REITs)	$ 99,399
TOTAL PREFERRED STOCK
	(Cost $195,245)	$ 99,399

Principal
Amount USD ($)
CORPORATE BONDS — 1.2% of Net Assets
Banks — 0.4%
1,588,000(b)(c)	Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
	Rate + 546 bps) (144A)	$ 1,806,350
	Total Banks	$ 1,806,350
Mining — 0.8%
1,505,000	Gold Fields Orogen Holdings BVI, Ltd., 6.125%,
	5/15/29 (144A)	$ 1,772,138
1,039,000	Teck Resources, Ltd., 6.125%, 10/1/35	1,291,901
	Total Mining	$ 3,064,039
TOTAL CORPORATE BONDS
	(Cost $4,305,033)	$ 4,870,389
FOREIGN GOVERNMENT BONDS — 1.2%
of Net Assets
Russia — 1.2%
RUB 157,324,000	Russian Federal Bond - OFZ, 7.7%, 3/16/39	$ 2,217,628
RUB 161,230,000	Russian Federal Bond - OFZ, 8.15%, 2/3/27	2,301,851
	Total Russia	$ 4,519,479
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $4,634,415)	$ 4,519,479

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 25

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited) (continued)
Principal
Amount USD ($)		Value
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 7.5% of Net Assets
23,000,000(d)	U.S. Treasury Bills, 7/1/21	$ 22,999,434
3,979,408	U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	5,781,697
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $28,682,933)	$ 28,781,131

Shares
	INVESTMENT COMPANIES — 4.3%
	of Net Assets
18,731(a)(e)	Aberdeen Standard Physical Palladium Shares ETF	$ 5,144,282
SGD 154,560	CSOP FTSE Chinese Government Bond Index ETF	1,633,703
147,722	ETFMG Prime Cyber Security ETF	8,443,789
85,357	VanEck Vectors Vietnam ETF	1,608,979
	TOTAL INVESTMENT COMPANIES
	(Cost $12,528,635)	$ 16,830,753

Number of				Strike	Expiration
Contracts	Description	Counterparty	Notional	Price	Date
		EXCHANGE-TRADED CALL OPTIONS
		PURCHASED — 0.2%
4,801	Helmerich Payne	Citibank NA USD	1,143,139	USD 30	6/18/21	$ 228,048
5,000	Schlumberger, Ltd.	Citibank NA USD	900,398	USD 30	8/20/21	665,000
						$ 893,048
		TOTAL EXCHANGE-TRADED CALL OPTIONS PURCHASED
		(Premiums paid $2,043,537)				$ 893,048
		OVER THE COUNTER (OTC) CALL OPTIONS
		PURCHASED — 0.4%
2,646	FTSE 100	Citibank NA GBP	648,834	GBP7060	10/15/21	$ 720,465
1,192,607	MSCI China Index	Citibank NA HKD	760,311	HKD 110	7/29/21	558,136
						$ 1,278,601
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED
(Premiums paid $1,409,145)	$ 1,278,601
TOTAL OPTIONS PURCHASED
(Premiums paid $3,452,682)	$ 2,171,649
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 88.8%
(Cost $281,982,831)	$341,754,614
OTHER ASSETS AND LIABILITIES — 11.2%	$ 43,036,569
NET ASSETS — 100.0%	$384,791,183

The accompanying notes are an integral part of these financial statements.
26 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2021, the value of these securities amounted to
$13,614,042, or 3.5% of net assets.
(A.D.R.)	American Depositary Receipts.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
^	Security is valued using fair value methods (other than supplied by independent pricing services).
(a)	Non-income producing security.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2021.
(c)	Security is perpetual in nature and has no stated maturity date.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
						Unrealized
Currency	In Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
JPY	85,972,857	USD	(789,437)	Brown Brothers	5/6/21	$(2,885)
				Harriman & Co.
USD	604,096	JPY	(65,850,733)	Brown Brothers
				Harriman & Co.	5/6/21	1,638
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(1,247)

FUTURES CONTRACT
INDEX FUTURES CONTRACT
Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
14	S&P 500 E-MINI	6/18/21	$(2,927,225)	$(2,922,150)	$5,075
TOTAL FUTURES CONTRACT			$(2,927,225)	$(2,922,150)	$5,075

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 27

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited) (continued)
SWAP CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACTS — SELL PROTECTION

		Obligation					Net
Notional		Reference/	Pay/		Expiration	Premiums	Unrealized	Market
Amount(1)	Counterparty	Index	Receive(2)	Coupon	Date	Received	Appreciation	Value
2,755,034	Citibank NA	Citibank Total	Pay	3M LIBOR	8/10/21	$ (492,132)	$ 552,307	$ 60,175
		Return Index*		+ 3bps
9,689,399	Goldman	Goldman Sachs	Pay	3M LIBOR	9/15/21	—	348,774	348,774
	Sachs	Total Cash		+ 39bps
	International	Return Index*
3,943,929	Goldman	Goldman Sachs	Pay	3M LIBOR	11/24/21	—	321,585	321,585
	Sachs	Total Cash		+ 39bps
	International	Return Index*
TOTAL SWAPS CONTRACTS						$(492,132)	$1,222,666	$730,534

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.
GBP — Great British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
RUB — Russian Ruble
SGD — Singapore Dollar
* The following table shows the individual positions and related values of the securities underlying each total return swap contract with Citibank, as of April 30, 2021:
	Share	Security
Name	Allocation	Value	% of basket
Hilton Worldwide Holdings, Inc.	(2,189)	281,742	51.01%
Marriott International, Inc.	(1,822)	270,565	48.99%
Totals		$552,307	100.00%
* The following table shows the individual positions and related values of the securities underlying each total return swap contract with Goldman Sachs International, as of April 30, 2021:

	Share	Security
Name	Allocation	Value	% of basket
AbbVie, Inc.	(128)	$ 14,252	2.34%
AES Corp.	(745)	20,734	3.12%
American Airlines Group, Inc.	(198)	4,296	0.48%
American International Group, Inc.	(138)	6,705	0.94%
Ameriprise Financial, Inc.	(66)	17,036	2.28%
AmerisourceBergen Corp.	(103)	12,410	2.12%
Apple, Inc.	(235)	30,856	5.48%
Applied Materials, Inc.	(208)	27,546	2.64%

The accompanying notes are an integral part of these financial statements.
28 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

	Share	Security
Name	Allocation	Value	% of basket
Archer-Daniels-Midland Co.	(184)	$ 11,631	1.83%
Assurant, Inc.	(88)	13,628	2.34%
Boeing Co.	(46)	10,686	1.41%
Capital One Financial Corp.	(105)	15,634	1.65%
Capri Holdings, Ltd.	(226)	12,437	1.03%
CenturyLink, Inc.	(33)	8,329	0.61%
Cigna Corp.	(292)	12,917	1.20%
Corning, Inc.	(133)	8,998	2.01%
DENTSPLY SIRONA, Inc.	(135)	15,353	1.35%
Discover Financial Services	(252)	14,075	1.88%
eBay, Inc.	(131)	9,689	2.58%
Equity Residential	(65)	12,191	1.32%
F5 Networks, Inc.	(291)	3,815	1.86%
General Electric Co.	(123)	7,805	0.46%
Gilead Sciences, Inc.	(100)	20,125	1.53%
HCA Healthcare, Inc.	(448)	15,277	2.66%
HP, Inc.	(328)	4,213	1.73%
LyondellBasell Industries NV	(99)	10,317	1.46%
McDonald's Corp.	(60)	14,221	2.75%
Monster Beverage Corp.	(186)	18,026	3.05%
Motorola Solutions, Inc.	(98)	18,462	3.33%
Navient Corp.	(555)	9,333	0.95%
NetApp, Inc.	(212)	15,798	1.99%
NRG Energy, Inc.	(499)	17,866	3.39%
ONEOK, Inc.	(160)	8,386	1.00%
Procter & Gamble Co.	(97)	12,878	2.84%
PulteGroup, Inc.	(372)	21,982	3.25%
Qorvo, Inc.	(124)	23,315	3.39%
Quest Diagnostics, Inc.	(80)	10,536	2.09%
Seagate Technology Plc	(200)	18,575	2.05%
Sysco Corp.	(159)	13,509	1.89%
Target Corp.	(151)	31,280	4.93%
TransDigm Group, Inc.	(34)	20,967	3.50%
Tyson Foods, Inc.	(131)	10,159	1.61%
United Airlines Holdings, Inc.	(120)	6,531	0.87%
Valero Energy Corp.	(130)	9,649	1.08%
Viacom CBS, Inc.	(127)	5,195	0.78%
Western Union Co.	(424)	10,933	1.77%
Westinghouse Air Brake Technologies Corp.	(2)	128	0.02%
Weyerhaeuser Co.	(249)	9,649	1.46%
Williams Cos., Inc.	(275)	6,704	1.13%
Yum! Brands, Inc.	(128)	15,322	2.57%
Totals		$670,359	100.00%

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 29

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited) (continued)
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 5,669,080	$ —
Other Long-Term Securities	$355,382,136	$423,530,178
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2021, the Fund did not engage in any cross trade activity.
At April 30, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of 286,716,183 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 66,001,968
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(10,229,175)
Net unrealized appreciation	$ 55,772,793
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

The following is a summary of the inputs used as of April 30, 2021, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$284,481,814	$—	$—	$284,481,814
Preferred Stock	—	—	99,399	99,399
Corporate Bonds	—	4,870,389	—	4,870,389
Foreign Government Bonds	—	4,519,479	—	4,519,479
U.S. Government and
Agency Obligations	—	28,781,131	—	28,781,131
Investment Companies	16,830,753	—	—	16,830,753
Exchange-Traded Call
Option Purchased	893,048	—	—	893,048
Over The Counter (OTC)
Call Option Purchased	—	1,278,601	—	1,278,601
Total Investments
in Securities	$302,205,615	$39,449,600	$99,399	$341,754,614
Other Financial Instruments
Net unrealized depreciation
on forward foreign currency
exchange contracts	$—	$(1,247)	$—	$(1,247)
Net unrealized appreciation
on futures contracts	5,075	—	—	5,075
Swap contracts, at value	—	730,534	—	730,534
Total Other
Financial Instruments	$5,075	$729,287	$—	$734,362

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 31

Schedule of Investments | 4/30/21 (Consolidated)
(unaudited) (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Preferred
Stock
Balance as of 10/31/20	$80,255
Realized gain (loss)(1)	—
Changed in unrealized appreciation (depreciation)(2)	19,144
Accrued discounts/premiums	—
Purchases	—
Sales	—
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 4/30/21	$99,399

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations (Consolidated).
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations (Consolidated).
*	Transfers are calculated on the beginning of period values. During the six months ended April 30,
2021 there were transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at April 30, 2021:	$19,144

The accompanying notes are an integral part of these financial statements.
32 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Statement of Assets and Liabilities | 4/30/21
(Consolidated) (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $281,982,831)	$341,754,614
Cash	34,412,357
Foreign currencies, at value (cost $7,534,750)	8,079,382
Futures collateral	108,240
Due from broker for futures	314,101
Due from broker	98,753
Variation margin for futures contracts	20,300
Net unrealized appreciation on futures contracts	5,075
Swap contracts, at value (net premiums paid $(492,132))	730,534
Receivables —
Investment securities sold	8,628,803
Fund shares sold	587,957
Dividends	874,015
Interest	129,104
Other assets	179,815
Total assets	$395,923,050
LIABILITIES:
Payables —
Investment securities purchased	$9,659,832
Fund shares repurchased	258,932
Trustees' fees	1,274
Swaps collateral	1,017,600
Net unrealized depreciation on forward foreign currency exchange contracts	1,247
Due to affiliates	45,386
Accrued expenses	147,596
Total liabilities	$11,131,867
NET ASSETS:
Paid-in capital	$339,577,755
Distributable earnings	45,213,428
Net assets	$384,791,183
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $98,401,032/6,887,595 shares)	$14.29
Class C (based on $42,026,381/3,013,730 shares)	$13.94
Class K (based on $123,048,630/8,614,668 shares)	$14.28
Class R (based on $296,130/21,064 shares)	$14.06
Class Y (based on $121,019,010/8,431,494 shares)	$14.35
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $14.29 net asset value per share/100%-4.50%
maximum sales charge)	$14.96

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 33

Statement of Operations (Consolidated) (unaudited)
FOR THE SIX MONTHS ENDED 4/30/21
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $252,696)	$3,760,395
Interest from unaffiliated issuers (net of foreign
taxes withheld $39,354)	399,807
Total investment income		$4,160,202
EXPENSES:
Management fees	$1,295,111
Administrative expense	83,944
Transfer agent fees
Class A	40,110
Class C	18,918
Class K	32
Class R	300
Class Y	46,213
Distribution fees
Class A	113,610
Class C	226,722
Class R	575
Shareowner communications expense	6,495
Custodian fees	73,510
Registration fees	25,474
Professional fees	61,318
Printing expense	27,426
Pricing fees	2,134
Trustees' fees	5,636
Insurance expense	367
Miscellaneous	42,437
Total expenses		$2,070,332
Less fees waived and expenses reimbursed by the Adviser		(48,938)
Net expenses		$2,021,394
Net investment income		$2,138,808
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$48,096,320
Futures contracts	(2,673,354)
Swap contracts	5,612,386
Other assets and liabilities denominated in
foreign currencies	(326,976)	$50,708,376
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gain tax $66)	$38,723,188
Forward foreign currency exchange contracts	(1,247)
Futures contracts	(757,336)
Swap contracts	1,809,098
Other assets and liabilities denominated in
foreign currencies	443,292	$40,216,995
Net realized and unrealized gain (loss) on investments		$90,925,371
Net increase in net assets resulting from operations		$93,064,179

The accompanying notes are an integral part of these financial statements.
34 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Statements of Changes in Net Assets
(Consolidated)
	Six Months
	Ended
	4/30/21	Year Ended
	(unaudited)	10/31/20
FROM OPERATIONS:
Net investment income (loss)	$2,138,808	$6,572,237
Net realized gain (loss) on investments	50,708,376	(7,854,121)
Change in net unrealized appreciation
(depreciation) on investments	40,216,995	(26,991,938)
Net increase (decrease) in net assets
resulting from operations	$93,064,179	$(28,273,822)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.08 and $0.28 per share, respectively)	$(574,076)	$(2,156,969)
Class C ($0.01 and $0.21 per share, respectively)	(29,980)	(1,405,692)
Class K ($0.11 and $0.31 per share, respectively)	(942,944)	(2,563,194)
Class R ($0.12 and $0.04 per share, respectively)	(2,089)	(518)
Class Y ($0.11 and $0.31 per share, respectively)	(923,567)	(4,783,229)
Total distributions to shareowners	$(2,472,656)	$(10,909,602)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$26,119,297	$82,574,480
Reinvestment of distributions	2,203,065	9,626,299
Cost of shares repurchased	(69,838,687)	(204,697,123)
Net decrease in net assets resulting from
Fund share transactions	$(41,516,325)	$(112,496,344)
Net increase (decrease) in net assets	$49,075,198	$(151,679,768)
NET ASSETS:
Beginning of period	$335,715,985	$487,395,753
End of period	$384,791,183	$335,715,985

The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 35

Statements of Changes in Net Assets
(Consolidated) (continued)
	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/21	4/30/21	Ended	Ended
	Shares	Amount	10/31/20	10/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	1,270,399	$16,614,801	1,414,483	$16,308,139
Reinvestment of
distributions	38,786	510,924	167,506	1,969,640
Less shares repurchased	(1,520,800)	(19,653,119)	(2,818,715)	(31,792,342)
Net decrease	(211,615)	$(2,527,394)	(1,236,726)	$(13,514,563)
Class C
Shares sold	104,688	$1,391,456	288,731	$3,334,922
Reinvestment of
distributions	2,176	27,986	98,877	1,167,485
Less shares repurchased	(1,554,414)	(19,742,963)	(3,192,523)	(35,477,967)
Net decrease	(1,447,550)	$(18,323,521)	(2,804,915)	$(30,975,560)
Class K
Shares sold	36,925	$493,616	2,808,594	$34,236,956
Reinvestment of
distributions	71,277	942,655	222,237	2,562,744
Less shares repurchased	(858,681)	(11,409,062)	(1,068,587)	(12,045,933)
Net increase
(decrease)	(750,479)	$(9,972,791)	1,962,244	$24,753,767
Class R
Shares sold	4,296	$59,020	9,022	$98,641
Reinvestment of
distributions	166	2,089	49	518
Less shares repurchased	(380)	(5,159)	(4,092)	(45,963)
Net increase	4,082	$55,950	4,979	$53,196
Class Y
Shares sold	564,209	$7,560,404	2,398,191	$28,595,822
Reinvestment of
distributions	54,236	719,411	332,845	3,925,912
Less shares repurchased	(1,449,222)	(19,028,384)	(11,034,132)	(125,334,918)
Net decrease	(830,777)	$(10,748,569)	(8,303,096)	$(92,813,184)

The accompanying notes are an integral part of these financial statements.
36 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Financial Highlights (Consolidated)
	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class A
Net asset value, beginning of period	$11.14		$12.04	$12.69	$14.17	$12.03	$12.68
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.07		$0.18	$0.13	$0.19	$0.14	$0.16
Net realized and unrealized gain (loss) on investments	3.16		(0.80)	0.54	(0.44)	2.12	(0.07)
Net increase (decrease) from investment operations	$3.23		$(0.62)	$0.67	$(0.25)	$2.26	$0.09
Distributions to shareowners:
Net investment income	$(0.08)		$(0.28)	$(0.11)	$(0.35)	$(0.12)	$(0.18)
Net realized gain	—		—	(1.21)	(0.88)	—	(0.56)
Total distributions	$(0.08)		$(0.28)	$(1.32)	$(1.23)	$(0.12)	$(0.74)
Net increase (decrease) in net asset value	$3.15		$(0.90)	$(0.65)	$(1.48)	$2.14	$(0.65)
Net asset value, end of period	$14.29		$11.14	$12.04	$12.69	$14.17	$12.03
Total return (b)	29.07	%(c)	(5.28)%	5.85%	(2.08)%	18.96%	0.88%
Ratio of net expenses to average net assets	1.20	%(d)	1.20%	1.20%	1.14%	1.18%	1.19%
Ratio of net investment income (loss) to average net assets	1.06	%(d)	1.54%	1.12%	1.35%	1.38%	1.38%
Portfolio turnover rate	107	%(c)	233%	168%	255%	292%	230%
Net assets, end of period (in thousands)	$98,401		$79,089	$100,339	$142,760	$140,278	$164,898
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.22	%(d)	1.27%	1.23%	1.14%	1.18%	1.19%
Net investment income (loss) to average net assets	1.04	%(d)	1.47%	1.09%	1.35%	1.38%	1.38%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 37

Financial Highlights (Consolidated) (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$10.85		$11.75	$12.45	$13.95	$11.88	$12.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$0.08	$0.04	$0.07	$0.04	$0.07
Net realized and unrealized gain (loss) on investments	3.08		(0.77)	0.53	(0.42)	2.09	(0.07)
Net increase (decrease) from investment operations	$3.10		$(0.69)	$0.57	$(0.35)	$2.13	$—
Distributions to shareowners:
Net investment income	$(0.01)		$(0.21)	$(0.06)	$(0.27)	$(0.06)	$(0.12)
Net realized gain	—		—	(1.21)	(0.88)	—	(0.56)
Total distributions	$(0.01)		$(0.21)	$(1.27)	$(1.15)	$(0.06)	$(0.68)
Net increase (decrease) in net asset value	$3.09		$(0.90)	$(0.70)	$(1.50)	$2.07	$(0.68)
Net asset value, end of period	$13.94		$10.85	$11.75	$12.45	$13.95	$11.88
Total return (b)	28.57	%(c)	(6.01)%	5.03%	(2.83)%	18.01%	0.09%
Ratio of net expenses to average net assets	1.96	%(d)	1.98%	1.97%	1.91%	1.93%	1.94%
Ratio of net investment income (loss) to average net assets	0.26	%(d)	0.74%	0.37%	0.55%	0.34%	0.63%
Portfolio turnover rate	107	%(c)	233%	168%	255%	292%	230%
Net assets, end of period (in thousands)	$42,026		$48,426	$85,398	$122,305	$148,591	$178,457
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.97	%(d)	2.01%	1.97%	1.91%	1.93%	1.94%
Net investment income (loss) to average net assets	0.25	%(d)	0.71%	0.37%	0.55%	0.34%	0.63%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
38 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

	Six Months
	Ended		Year	Year
	4/30/21		Ended	Ended	6/22/18* to
	(unaudited)		10/31/20	10/31/19	10/31/18
Class K
Net asset value, beginning of period	$11.14		$12.03	$12.69	$13.67
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.22	$0.17	$0.06
Net realized and unrealized gain (loss) on investments	3.16		(0.80)	0.53	(1.00)
Net increase (decrease) from investment operations	$3.25		$(0.58)	$0.70	$(0.94)
Distributions to shareowners:
Net investment income	$(0.11)		$(0.31)	$(0.15)	$(0.04)
Net realized gain	—		—	(1.21)	—
Total distributions	$(0.11)		$(0.31)	$(1.36)	$(0.04)
Net increase (decrease) in net asset value	$3.14		$(0.89)	$(0.66)	$(0.98)
Net asset value, end of period	$14.28		$11.14	$12.03	$12.69
Total return (b)	29.21	%(c)	(4.92)%	6.14%	(2.00	)%(c)
Ratio of net expenses to average net assets	0.86	%(d)	0.90%	0.88%	0.88	%(d)
Ratio of net investment income (loss) to average net assets	1.39	%(d)	1.93%	1.48%	1.28	%(d)
Portfolio turnover rate	107	%(c)	233%	168%	255	%(c)
Net assets, end of period (in thousands)	$123,049		$104,316	$89,092	$69,449
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.87	%(d)	0.93%	0.88%	0.88%
Net investment income (loss) to average net assets	1.38	%(d)	1.91%	1.48%	1.28%

*	Class K commenced operations on June 22, 2018.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 39

Financial Highlights (Consolidated) (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class R
Net asset value, beginning of period	$11.02		$11.75	$12.60	$14.11	$12.00	$12.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04		$0.12	$(0.05) (b)	$0.10	$0.08	$0.10
Net realized and unrealized gain (loss) on investments	3.12		(0.81)	0.48	(0.43)	2.11	(0.08)
Net increase (decrease) from investment operations	$3.16		$(0.69)	$0.43	$(0.33)	$2.19	$0.02
Distributions to shareowners:
Net investment income	$(0.12)		$(0.04)	$(0.07)	$(0.30)	$(0.08)	$(0.15)
Net realized gain	—		—	(1.21)	(0.88)	—	(0.56)
Total distributions	$(0.12)		$(0.04)	$(1.28)	$(1.18)	$(0.08)	$(0.71)
Net increase (decrease) in net asset value	$3.04		$(0.73)	$(0.85)	$(1.51)	$2.11	$(0.69)
Net asset value, end of period	$14.06		$11.02	$11.75	$12.60	$14.11	$12.00
Total return (c)	28.82	%(d)	(5.90)%	3.73%	(2.71)%	18.35%	0.34%
Ratio of net expenses to average net assets	1.63	%(e)	1.79%	2.91%	1.82%	1.62%	1.71%
Ratio of net investment income (loss) to average net assets	0.62	%(e)	1.08%	(0.45)%	0.75%	0.64%	0.86%
Portfolio turnover rate	107	%(d)	233%	168%	255%	292%	230%
Net assets, end of period (in thousands)	$296		$187	$141	$303	$279	$282
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.64	%(e)	1.82%	2.91%	1.82%	1.62%	1.71%
Net investment income (loss) to average net assets	0.61	%(e)	1.05%	(0.45)%	0.75%	0.64%	0.86%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment gain (loss) in the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Annualized.
The accompanying notes are an integral part of these financial statements.
40 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	4/30/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		10/31/20	10/31/19	10/31/18	10/31/17	10/31/16*
Class Y
Net asset value, beginning of period	$11.20		$12.09	$12.74	$14.22	$12.08	$12.72
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09		$0.20	$0.17	$0.24	$0.18	$0.20
Net realized and unrealized gain (loss) on investments	3.17		(0.78)	0.54	(0.46)	2.12	(0.08)
Net increase (decrease) from investment operations	$3.26		$(0.58)	$0.71	$(0.22)	$2.30	$0.12
Distributions to shareowners:
Net investment income	$(0.11)		$(0.31)	$(0.15)	$(0.38)	$(0.16)	$(0.20)
Net realized gain	—		—	(1.21)	(0.88)	—	(0.56)
Total distributions	$(0.11)		$(0.31)	$(1.36)	$1.26	$(0.16)	$(0.76)
Net increase (decrease) in net asset value	$3.15		$(0.89)	$(0.65)	$(1.48)	$2.14	$(0.64)
Net asset value, end of period	$14.35		$11.20	$12.09	$12.74	$14.22	$12.08
Total return (b)	29.15	%(c)	(4.90)%	6.16%	(1.86)%	19.24%	1.17%
Ratio of net expenses to average net assets	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	1.35	%(d)	1.75%	1.45%	1.71%	1.37%	1.65%
Portfolio turnover rate	107	%(c)	233%	168%	255%	292%	230%
Net assets, end of period (in thousands)	$121,019		$103,698	$212,426	$323,412	$369,546	$347,586
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.96	%(d)	1.00%	0.97%	0.92%	0.95%	0.96%
Net investment income (loss) to average net assets	1.29	%(d)	1.65%	1.38%	1.69%	1.32%	1.59%

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 41

Notes to Financial Statements | 4/30/21
(Consolidated) (unaudited)
1. Organization and Significant Accounting Policies
Pioneer Flexible Opportunities Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VI (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek total return.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the “Subsidiary”). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are
42 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of April 30, 2021, the Subsidiary represented $5,144,282, or approximately 1.34%, of the net assets of the Fund.
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted ASU 2018-13 for the six months ended April 30, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 43

A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more
44 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 45

At April 30, 2021, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.03% of net assets. The value of this fair valued security was $99,399.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is
46 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$10,909,602
Total	$10,909,602
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$274,412
Capital loss carryforward	(61,752,639)
Unrealized appreciation	16,100,132
Total	$(45,378,095)

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 47

The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (“REIT”), partnerships and swaps contracts.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,813 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2021.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
48 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and other pooled investment vehicles and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices). The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund’s investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities.
The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes.
The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund’s ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 49

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to - or discontinuation of - LIBOR on the portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could materialize prior to the end of 2021.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at
50 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 51

time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended April 30, 2021, was $2,332,344. Open purchased options at April 30, 2021, are listed in the Schedule of Investments.
I.    Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended April 30, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2021, was $26,299. Open forward foreign currency exchange contracts outstanding at April 30, 2021, are listed in the Schedule of Investments.
52 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

J.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended April 30, 2021, was $(19,818,384). Open futures contracts outstanding at April 30, 2021, are listed in the Schedule of Investments.
K.   Total Return Swap Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at April 30, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 53

market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.
The average market value of total return swap contracts open during the six months ended April 30, 2021, was $429,493. Open total return swap contracts at April 30, 2021, are listed in the Schedule of Investments.
2.   Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion and 0.65% on average daily net assets over $2 billion.
The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Subsidiary’s average daily net assets and 0.65% of the Subsidiary’s average daily net assets over $2 billion. This fee is accrued daily and paid monthly.
During the six months ended April 30, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses
54 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. This expense limitation is in effect through March 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2021 are reflected in the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $22,146 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2021, the Fund paid $5,636 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $1,274.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$3,155
Class C	2,054
Class K	64
Class R	2
Class Y	1,220
Total	$6,495

Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 55

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $5,533 in distribution fees payable to the Distributor at April 30, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2021, CDSCs in the amount of $460 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million.
56 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2021, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 57

pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2021:
	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Brown Brothers	$1,638	$(1,638)	$—	$—	$—
& Co.
Citibank NA	2,231,824	—	—	(347,600)	1,884,224
Goldman Sachs	670,359	—	—	—	670,359
International
Total	$2,903,821	$(1,638)	$—	$(347,600)	$2,554,583

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Brown Brothers	$2,885	$(1,638)	$—	$—	$1,247
& Co.
Citibank NA	—	—	—	—	—
Goldman Sachs	—	—	—	—	—
International
Total	$2,885	$(1,638)	$—	$—	$1,247
(a)  The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)  Represents the net amount due from the counterparty in the event of default.
(c)  Represents the net amount payable to the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
58 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021, was as follows:
Statement of Assets and Liabilities

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options
purchased*	$—	$—	$—	$2,171,649	$—
Net unrealized
appreciation on
futures contracts	—	—	—	5,075	—
Swap contracts,
at value	—	—	—	730,534	—
Total Value	$—	$—	$—	$2,907,258	$—
Liabilities
Net unrealized
depreciation
on forward
foreign currency
contracts	$—	$—	$1,247	$—	$—
Total Value	$—	$—	$1,247	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.
Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21 59

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2021, was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain
(loss) on:
Options
purchased*	$—	$—	$(864,694)	$6,712,895	$—
Futures contracts	—	—	—	(2,673,354)	—
Swap contracts	—	—	—	5,612,385	—
Total Value	$—	$—	$(864,694)	$9,651,926	$—
Change in net
unrealized
appreciation
(depreciation) on:
Options
purchased**	$—	$—	$76,859	$1,212,153	$—
Forward foreign
currency
exchange
contracts	—	—	(1,247)	—	—
Futures contracts	—	—	(126,656)	(630,680)	—
Swap contracts	—	—	—	1,809,098	—
Total Value	$—	$—	$(51,044)	$2,390,571	$—

*
Reflects the net realized gain (loss) on purchased option contracts (see Note 1l.). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

**
Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

60 Pioneer Flexible Opportunities Fund | Semiannual Report | 4/30/21

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.
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How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 24879-10-0621

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

NA

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

NA

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

NA

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

NA

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VI

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer
Date July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2021

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.
Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer

Date July 1, 2021

* Print the name and title of each signing officer under his or her signature.